PIMCO Equity Series VIT

Supplement dated August 4, 2015 to the

Administrative Class Prospectus, Advisor Class Prospectus and Institutional Class Prospectus, each dated April 30, 2015, each as supplemented from time to time (each a “Prospectus”)

Disclosure Related to How Portfolio Shares Are Priced

Effective immediately, the “How Portfolio Shares Are Priced” section in each Prospectus is deleted in its entirety and replaced with the following:

How Portfolio Shares Are Priced

The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of a class of the Portfolio’s shares is determined by dividing the total value of the Portfolio’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Portfolio shares are ordinarily valued as of the NYSE Close on each day that the NYSE is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE

Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. As a result, to the extent that the Portfolio holds foreign (non-U.S.) securities, the NAV of the Portfolio’s shares may change at times when you cannot purchase, redeem or exchange shares.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed above under “Frequent or Excessive Purchases, Exchanges and Redemptions.”

Investors Should Retain This Supplement For Future Reference

PESVIT_SUPP1_080415

PIMCO Equity Series VIT

Supplement dated August 4, 2015 to the Statement of Additional Information dated April 30, 2015, as supplemented from time to time (the “SAI”)

Disclosure Related to Portfolio Distributions

Effective August 14, 2015, the fourth sentence of the first paragraph of the section titled “Portfolio Distributions” in the SAI is deleted in its entirety and replaced with the following:

The Portfolio intends to declare income dividends daily and distribute them quarterly to shareholders of record.

Investors Should Retain This Supplement For Future Reference

PESVIT_SUPP2_080415

PIMCO Equity Series VIT

Statement of Additional Information

April 30, 2015 (as supplemented August 4, 2015)

This Statement of Additional Information is not a prospectus, and should be read in conjunction with the prospectuses of PIMCO Equity Series VIT (the “Trust”), as described below and as supplemented from time to time.

The Trust is an open-end management investment company (“mutual fund”) currently consisting of one portfolio, the PIMCO Global Dividend Portfolio (the “Portfolio”). The Trust offers up to three classes of shares of the Portfolio: Administrative Class, Institutional Class and Advisor Class.

The Portfolio’s Administrative Class shares are offered through the Administrative Prospectus dated April 30, 2015, the Portfolio’s Institutional Class shares are offered through the Institutional Prospectus dated April 30, 2015, the Portfolio’s Advisor Class shares are offered through the Advisor prospectus dated April 30, 2015, as amended and supplemented from time to time (collectively, the “Prospectuses”). A copy of the Prospectuses may be obtained free of charge at the address and telephone number listed below.

Pacific Investment Management Company LLC (“PIMCO” or the “Adviser”), 650 Newport Center Drive, Newport Beach, California 92660, is the investment adviser to the Portfolio.

Shares of the Portfolio are currently sold to segregated asset accounts (“Separate Accounts”) of insurance companies to serve as an investment medium for variable annuity contracts and variable life insurance policies (“Variable Contracts”). The Separate Accounts invest in shares of the Portfolio in accordance with allocation instructions received from owners of the Variable Contracts (“Variable Contract Owners”).

Copies of Prospectuses and annual or semi-annual reports may be obtained free of charge at the address and telephone number listed below.

PIMCO Equity Series VIT

650 Newport Center Drive

Newport Beach, California 92660

Telephone: (800) 927-4648

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DESCRIPTION OF THE TRUST

The Trust is a Delaware statutory trust established under a Declaration of Trust dated March 30, 2010. The Trust is an open-end management investment company (“mutual fund”) currently consisting of one investment portfolio, the PIMCO Global Dividend Portfolio. The Portfolio is diversified.

INVESTMENT OBJECTIVES AND POLICIES

The investment objective and general investment policies of the Portfolio are described in the Prospectuses. Additional information concerning the characteristics of certain of the Portfolio’s investments, strategies and risks is set forth below.

Equity Se curities

Equity securities, such as common stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Common stock generally takes the form of shares in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. The Portfolio generally considers a small-cap company to be a company with a market capitalization of up to $1.5 billion, a mid-cap company to be a company with a market capitalization of between $1.5 billion and $10 billion, and a large-cap company to be a company with a market capitalization of greater than $10 billion.

Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stock, equity securities may include preferred stock, convertible securities and warrants, which are discussed elsewhere in the Prospectuses and this Statement of Additional Information. Equity securities other than common stock are subject to many of the same risks as common stock, although possibly to different degrees. The risks of equity securities are generally magnified in the case of equity investments in distressed companies.

Convertible Securities

The Portfolio may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible.

A convertible security is a bond, debenture, note, preferred stock, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer.

If the convertible security’s “conversion value,” which is the market value of the underlying common stock that would be obtained upon the conversion of the convertible security, is substantially below the “investment value,” which is the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield), the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Portfolio is called for redemption, the Portfolio would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Portfolio’s ability to achieve its investment objective.

A third party or PIMCO also may create a “synthetic” convertible security by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.

More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when PIMCO believes that such a combination may better achieve the Portfolio’s investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, the Portfolio may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument.

The Portfolio also may purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issues the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes credit risk associated with the underlying investment, and the Portfolio in turn assumes credit risk associated with the convertible note.

Contingent Convertible Instruments. Contingent convertible securities (“CoCos”) are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to:

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Loss absorption risk. CoCos have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses.

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Subordinated instruments. CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Portfolio, against the issuer in respect of or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument.

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Market value will fluctuate based on unpredictable factors. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Preferred Stock

The Portfolio may invest in preferred stock. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company.

Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Depositary Receipts

The Portfolio may invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and similar securities that represent interests in a company’s securities that have been deposited with a bank or trust and that trade on an exchange or over-the-counter (“OTC”). For example, ADRs represent interests in a non-U.S. company but trade on a U.S. exchange or OTC and are denominated in U.S. dollars. These securities represent the right to receive securities of the foreign issuer deposited with the bank or trust. ADRs, EDRs and GDRs can be sponsored by the issuing bank or trust company or the issuer of the underlying securities. Although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of such securities into the underlying securities, there are generally no fees imposed on the purchase or sale of these securities, other than transaction fees ordinarily involved with trading stock. Such securities may be less liquid or may trade at a different price than the underlying securities of the issuer. Additionally, receipt of corporate information about the underlying issuer and proxy disclosure may be untimely.

Warrants to Purchase Securities

The Portfolio may invest in or acquire warrants to purchase equity or fixed income securities. Warrants are instruments that give the holder the right, but not the obligation, to buy a security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Portfolio to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

The Portfolio may from time to time use non-standard warrants, including low exercise price warrants or low exercise price options (“LEPOs”), to gain exposure to issuers in certain countries. LEPOs are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, LEPOs pay the holder the difference in price of the underlying security between the date the LEPO was purchased and the date it is sold. Additionally, LEPOs entail the same risks as other OTC derivatives, including the risks that the counterparty or issuer of the LEPO may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. Furthermore, while LEPOs may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a LEPO will be willing to repurchase such instrument when the Portfolio wishes to sell it.

U.S. Government Securities

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolio’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as securities issued by members of the Farm Credit System, are supported only by the credit of the agency, instrumentality or corporation. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Mortgage-Related Securities and Asset-Backed Securities

Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See “Mortgage Pass-Through Securities.” The Portfolio also may invest in debt securities which are secured with collateral consisting of mortgage-related securities (see “Collateralized Mortgage Obligations”).

The recent financial downturn—particularly the increase in delinquencies and defaults on residential mortgages, falling home prices, and unemployment—has adversely affected the market for mortgage-related securities. In addition, various market and governmental actions may impair the ability to foreclose on or exercise other remedies against underlying mortgage holders, or may reduce the amount received upon foreclosure. These factors have caused certain mortgage-related securities to experience lower valuations and reduced liquidity. There is also no assurance that the U.S. Government will take further action to support the mortgage-related securities industry, as it has in the past, should the economic downturn continue or the economy experience another downturn. Further, recent legislative action and any future government actions may significantly alter the manner in which the mortgage-related securities market functions. Each of these factors could ultimately increase the risk that the Portfolio could realize losses on mortgage-related securities.

Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase. The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Portfolio’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for certain mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Agency Mortgage-Related Securities. The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation that issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.

In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. In 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. In 2009, the U.S. Treasury further amended the Senior Preferred Stock Purchase Agreement to allow the cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in FNMA’s and FHLMC’s net worth through the end of 2012. In August 2012, the Senior Preferred Stock Purchase Agreement was further amended to, among other things, accelerate the wind down of the retained portfolio, terminate the requirement that FNMA and FHLMC each pay a 10% dividend annually on all amounts received under the funding commitment, and require the submission of an annual risk management plan to the U.S. Treasury.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefore.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

In addition, in a February 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development, the Obama administration provided a plan to reform America’s housing finance market. The plan would reduce the role of and eventually eliminate FNMA and FHLMC. Notably, the plan does not propose similar significant changes to GNMA, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Association or guaranteed by the Department of Veterans Affairs. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of FNMA and FHLMC, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

Privately Issued Mortgage-Related Securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Portfolio’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Portfolio may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, PIMCO determines that the securities meet the Portfolio’s quality standards. Securities issued by certain private organizations may not be readily marketable. The Portfolio will not purchase mortgage-related securities or any other assets which in PIMCO’s opinion are illiquid if, as a result, more than 15% of the value of the Portfolio’s net assets will be illiquid.

Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-

related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Mortgage pools underlying privately issued mortgage-related securities more frequently include second mortgages, high loan-to-value ratio mortgages and manufactured housing loans, in addition to commercial mortgages and other types of mortgages where a government or government-sponsored entity guarantee is not available. The coupon rates and maturities of the underlying mortgage loans in a privately-issued mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Other types of privately issued mortgage-related securities, such as those classified as pay-option adjustable rate or Alt-A have also performed poorly. Even loans classified as prime have experienced higher levels of delinquencies and defaults. The substantial decline in real property values across the U.S. has exacerbated the level of losses that investors in privately issued mortgage-related securities have experienced. It is not certain when these trends may reverse. Market factors that may adversely affect mortgage loan repayment include adverse economic conditions, unemployment, a decline in the value of real property, or an increase in interest rates.

Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in the Portfolio’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

The Portfolio may purchase privately issued mortgage-related securities that are originated, packaged and serviced by third party entities. It is possible these third parties could have interests that are in conflict with the holders of mortgage-related securities, and such holders (such as the Portfolio) could have rights against the third parties or their affiliates. For example, if a loan originator, servicer or its affiliates engaged in negligence or willful misconduct in carrying out its duties, then a holder of the mortgage-related security could seek recourse against the originator/servicer or its affiliates, as applicable. Also, as a loan originator/servicer, the originator/servicer or its affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-related security. If one or more of those representations or warranties is false, then the holders of the mortgage-related securities (such as the Portfolio) could trigger an obligation of the originator/servicer or its affiliates, as applicable, to repurchase the mortgages from the issuing trust. Notwithstanding the foregoing, many of the third parties that are legally bound by trust and other documents have failed to perform their respective duties, as stipulated in such trust and other documents, and investors have had limited success in enforcing terms.

Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Portfolio’s industry concentration restrictions, set forth below under “Investment Restrictions,” by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Portfolio takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. Therefore, the Portfolio may invest more or less than 25% of its total assets in privately issued mortgage-related securities. The assets underlying such securities may be represented by a portfolio of residential or commercial mortgages (including both whole mortgage loans and mortgage participation interests that may be senior or junior in terms of priority of repayment) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of privately issued mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

To the extent the Portfolio invests in privately issued mortgage-related securities, PIMCO seeks to manage the portion of the Portfolio’s assets committed to privately issued mortgage-related securities in a manner consistent with the Portfolio’s investment objective, policies and overall portfolio risk profile. In determining whether and how much to invest in privately issued mortgage-related securities, and how to allocate those assets, PIMCO will consider a number of factors. These include, but are not limited to: 1) the nature of the borrowers (e.g., residential vs. commercial); (2) the collateral loan type (e.g., for residential: First Lien – Jumbo/Prime, First Lien – Alt-A, First Lien – Subprime, First Lien – Pay-Option or Second Lien; for commercial: Conduit, Large Loan or Single Asset / Single Borrower); and 3) in the case of residential loans, whether they are fixed rate or adjustable mortgages. Each of these criteria can cause privately issued mortgage-related securities to have differing primary economic characteristics and distinguishable risk factors and performance characteristics.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, the Portfolio may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches—known as support bonds, companion bonds or non-PAC bonds—which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with the Portfolio’s investment objectives and policies, PIMCO may invest in various tranches of CMO bonds, including support bonds.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Mortgage-related securities include, among other things, securities that reflect an interest in reverse mortgages. In a reverse mortgage, a lender makes a loan to a homeowner based on the homeowner’s equity in his or her home. While a homeowner must be age 62 or older to qualify for a reverse mortgage, reverse mortgages may have no income restrictions. Repayment of the interest or principal for the loan is generally not required until the homeowner dies, sells the home, or ceases to use the home as his or her primary residence.

There are three general types of reverse mortgages: (1) single-purpose reverse mortgages, which are offered by certain state and local government agencies and nonprofit organizations; (2) federally-insured reverse mortgages, which are backed by the U. S. Department of Housing and Urban Development; and (3) proprietary reverse mortgages, which are privately offered loans. A mortgage-related security may be backed by a single type of reverse mortgage. Reverse mortgage-related securities include agency and privately issued mortgage-related securities. The principal government guarantor of reverse mortgage-related securities is GNMA.

Reverse mortgage-related securities may be subject to risks different than other types of mortgage-related securities due to the unique nature of the underlying loans. The date of repayment for such loans is uncertain and may occur sooner or later than anticipated. The timing of payments for the corresponding mortgage-related security may be uncertain. Because reverse mortgages are offered only to persons 62 and older and there may be no income restrictions, the loans may react differently than traditional home loans to market events.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Other Mortgage-Related Securities – Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Portfolio may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to the Portfolio’s limitations on investment in illiquid securities.

Adjustable Rate Mortgage-Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits the Portfolio to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Portfolio can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the Portfolio, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Portfolio may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Collateralized Debt Obligations. The Portfolio may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.

For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which the Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs and other CDOs may be characterized by the Portfolio as illiquid securities, however an active dealer market may exist for CBOs, CLOs and other CDOs allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information and the Portfolio’s Prospectuses (e.g., interest rate risk and default risk), CBOs, CLOs and other CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the risk that Portfolio may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Asset-Backed Securities. Asset-backed securities (“ABS”) are bonds backed by pools of loans or other receivables. ABS are created from many types of assets, including, but not limited to, auto loans, accounts receivable such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans. ABS are issued through special purpose vehicles that are bankruptcy remote from the issuer of the collateral. The credit quality of an ABS transaction depends on the performance of the underlying assets. To protect ABS investors from the possibility that some borrowers could miss payments or even default on their loans, ABS include various forms of credit enhancement.

Some ABS, particularly home equity loan transactions, are subject to interest-rate risk and prepayment risk. A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities. ABS also carry credit or default risk. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction. Additionally, the value of ABS is subject to risks associated with the servicers’ performance. In some circumstances, a servicer’s or originator’s mishandling of documentation related to the underlying collateral (e.g., failure to properly document a security interest in the underlying collateral) may affect the rights of the security holders in and to the underlying collateral. Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment.

Consistent with the Portfolio’s investment objectives and policies, PIMCO also may invest in other types of asset-backed securities.

Real Estate Securities and Related Derivatives

The Portfolio may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts (“REITs”), and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities.

REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so to the extent it invests in REITs the Portfolio will bear its proportionate share of the costs of the REITs’ operations.

There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the Investment Company Act of 1940, as amended (the “1940 Act”). Furthermore, REITs are not diversified and are heavily dependent on cash flow.

The Portfolio or some of the REITs in which the Portfolio may invest may be permitted to hold senior or residual interests in real estate mortgage investment conduits (“REMIC”s) or debt or equity interests in taxable mortgage pools (“TMPS”). The Portfolio may also hold interests in “Re-REMICS”, which are interests in securitizations formed by the contribution of asset backed or other similar securities into a trust which then issues securities in various tranches. The Portfolio may participate in the creation of a Re-REMIC by contributing assets to the trust and receiving junior and/or senior securities in return. An interest in a Re-REMIC security may be riskier than the securities originally held by and contributed to the Trust, and the holders of the Re-REMIC securities will bear the costs associated with the securitization.

Bank Obligations

Bank obligations in which the Portfolio may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Portfolio will not invest in fixed time deposits which: (1) are not subject to prepayment; or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements with remaining maturities of more than seven days and other illiquid assets.

Subject to the Trust’s limitation on concentration as described in the “Investment Restrictions” section below, there is no limitation on the amount of the Portfolio’s assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any United States Government agency or instrumentality.

Indebtedness, Loan Participations and Assignments

The Portfolio may purchase indebtedness and participations in commercial loans, as well as interests and/or servicing or similar rights in such loans. Such investments may be secured or unsecured and may be newly-originated (and may be specifically designed for the Portfolio). Indebtedness is different from traditional debt securities in that debt securities are part of a large issue of securities to the public and indebtedness may not be a security, but may represent a specific commercial loan to a borrower. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Portfolio may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing indebtedness and loan participations, the Portfolio assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The indebtedness and loan participations in which the Portfolio intends to invest may not be rated by any nationally recognized rating service.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Portfolio has direct recourse against the corporate borrower, the Portfolio may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Portfolio were determined to be subject to the claims of the agent bank’s general creditors, the Portfolio might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Portfolio does not receive scheduled interest or principal payments on such indebtedness, the Portfolio’s share price and yield could be adversely affected. Loans that are fully secured offer the Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. In the event of the bankruptcy of a borrower, the Portfolio could experience delays or limitations in its ability to realize the benefits of any collateral securing a loan.

Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Portfolio bears a substantial risk of losing the entire amount invested. The Portfolio may make investments in indebtedness and loan participations to achieve capital appreciation, rather than to seek income.

The Portfolio is diversified and limits the amount of its total assets that it will invest in any one issuer and the Portfolio limits the amount of its total assets that it will invest in issuers within the same industry (see “Investment Restrictions”). For purposes of these limits, the Portfolio generally will treat the corporate borrower as the “issuer” of indebtedness held by the Portfolio. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Portfolio and the corporate borrower, if the participation does not shift to the Portfolio the direct debtor-creditor relationship with the corporate borrower, Securities and Exchange Commission (“SEC”) interpretations require the Portfolio to treat both the lending bank or other lending institution and the corporate borrower as “issuers”. Treating a financial intermediary as an issuer of indebtedness may restrict the Portfolio’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness (which the Portfolio may originate, invest in or otherwise gain exposure to) may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what PIMCO believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Portfolio’s net asset value than if that value were based on available market quotations, and could result in significant variations in the Portfolio’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Portfolio currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Portfolio’s limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by the Portfolio.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Portfolio. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. If a loan is foreclosed, the Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Portfolio could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Portfolio relies on PIMCO’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Portfolio.

The Portfolio may invest in debtor-in-possession financings (commonly known as “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on unencumbered security (i.e., security not subject to other creditors’ claims). There is a risk that the entity will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the Portfolio’s only recourse will be against the property securing the DIP financing.

The Portfolio may act as the originator for direct loans to a borrower. Direct loans between the Portfolio and a borrower may not be administered by an underwriter or agent bank. The Portfolio may provide financing to commercial borrowers directly or through companies acquired (or created) and owned by or otherwise affiliated with the Portfolio. The terms of the direct loans are negotiated with borrowers in private transactions. Furthermore, a direct loan may be secured or unsecured.

In determining whether to make a direct loan, the Portfolio will rely primarily upon the creditworthiness of the borrower and/or any collateral for payment of interest and repayment of principal. In making a direct loan, the Portfolio is exposed to the risk that the borrower may default or become insolvent and, consequently, that the Portfolio will lose money on the loan. Furthermore, direct loans may subject the Portfolio to liquidity and interest rate risk and certain direct loans may be deemed illiquid. Direct loans are not publicly traded and may not have a secondary market. The lack of a secondary market for direct loans may have an adverse impact on the ability of the Portfolio to dispose of a direct loan and/or to value the direct loan.

When engaging in direct lending, the Portfolio’s performance may depend, in part, on the ability of the Portfolio to originate loans on advantageous terms. In originating and purchasing loans, the Portfolio will compete with a broad spectrum of lenders. Increased competition for, or a diminishment in the available supply of, qualifying loans could result in lower yields on such loans, which could reduce Portfolio performance.

As part of its lending activities, the Portfolio may originate loans to companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although the terms of such financing may result in significant financial returns to the Portfolio, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies experiencing significant business and financial difficulties is unusually high. Different types of assets may be used as collateral for the Portfolio’s loans and, accordingly, the valuation of and risks associated with such collateral will vary by loan. There is no assurance that the Portfolio will correctly evaluate the value of the assets collateralizing the Portfolio’s loans or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company that the Portfolio funds, the Portfolio may lose all or part of the amounts advanced to the borrower or may be required to accept collateral with a value less than the amount of the loan advanced by the Portfolio or its affiliates to the borrower. Furthermore, in the event of a default by a borrower, the Portfolio may have difficulty disposing of the assets used as collateral for a loan.

Various state licensing requirements could apply to the Portfolio with respect to investments in, or the origination and servicing of, loans and similar assets. The licensing requirements could apply depending on the location of the borrower, the location of the collateral securing the loan, or the location where the Portfolio or PIMCO operates or has offices. In states in which it is licensed, the Portfolio or PIMCO will be required to comply with applicable laws and regulations, including consumer protection and anti-fraud laws, which could impose restrictions on the Portfolio’s or PIMCO’s ability to take certain actions to protect the value of its investments in such assets and impose compliance costs. Failure to comply with such laws and regulations could lead to, among other penalties, a loss of the Portfolio’s or PIMCO’s license, which in turn could require the Portfolio to divest assets located in or secured by real property located in that state. These risks will also apply to issuers and entities in which the Portfolio invests that hold similar assets, as well as any origination company or servicer in which the Portfolio owns an interest.

Loan origination and servicing companies are routinely involved in legal proceedings concerning matters that arise in the ordinary course of their business. These legal proceedings range from actions involving a single plaintiff to class action lawsuits with potentially tens of thousands of class members. In addition, a number of participants in the loan origination and servicing industry (including control persons of industry participants) have been the subject of regulatory actions by state regulators, including state Attorneys General, and by the federal government. Governmental investigations, examinations or regulatory actions, or private lawsuits, including purported class action lawsuits, may adversely affect such companies’ financial results. To the extent the Portfolio seeks to engage in origination and/or servicing directly, or has a financial interest in, or is otherwise affiliated with, an origination or servicing company, the Portfolio will be subject to enhanced risks of litigation, regulatory actions and other proceedings. As a result, the Portfolio may be required to pay legal fees, settlement costs, damages, penalties or other charges, any or all of which could materially adversely affect the Portfolio and its investments.

Trade Claims

The Portfolio may purchase trade claims and similar obligations or claims against companies in bankruptcy proceedings. Trade claims are non-securitized rights of payment arising from obligations that typically arise when vendors and suppliers extend credit to a company by offering payment terms for products and services. If the company files for bankruptcy, payments on these trade claims stop and the claims are subject to compromise along with the other debts of the company. Trade claims may be purchased directly from the creditor or through brokers. There is no guarantee that a debtor will ever be able to satisfy its trade claim obligations. Trade claims are subject to the risks associated with low-quality obligations.

Corporate Debt Securities

The rate of interest on corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Debt securities may be acquired with warrants attached.

Securities rated Baa and BBB are the lowest which are considered “investment grade” obligations. Moody’s Investors Services, Inc. (“Moody’s”) describes securities rated Baa as “judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.” Standard and Poor’s Ratings Services (“S&P”) describes securities rated BBB as “having adequate capacity to meet financial commitments, but more subject to adverse economic conditions.” For securities rated BBB, Fitch Ratings (“Fitch”) states that “…expectations of default risk are currently low…capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.” For a discussion of securities rated below investment grade, see “High Yield Securities (“Junk Bonds”) and Securities of Distressed Companies” below. The Portfolio may invest in debt securities that are rated in any rating category established by one or more independent rating organizations or that are unrated.

High Yield Securities (“Junk Bonds”) and Securities of Distressed Companies

Investments in securities rated below investment grade are described as “speculative” by Moody’s, S&P and Fitch. Investment in lower rated corporate debt securities (“high yield securities” or “junk bonds”) and securities of distressed companies generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Issuers of high yield and distressed company securities may be involved in restructurings or bankruptcy proceedings that may not be successful. Analysis of the creditworthiness of issuers of debt securities that are high yield or debt securities of distressed companies may be more complex than for issuers of higher quality debt securities.

High yield securities and debt securities of distressed companies may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of these securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn, for example, could cause a decline in prices of high yield securities and debt securities of distressed companies because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities, and a high yield security may lose significant market value before a default occurs. If an issuer of securities defaults, in addition to risking payment of all or a portion of interest and principal, the Portfolio, by investing in such securities, may incur additional expenses to seek recovery of its investment. In the case of securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash. PIMCO seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

High yield and distressed company securities may not be listed on any exchange and a secondary market for such securities may be comparatively illiquid relative to markets for other more liquid fixed income securities. Consequently, transactions in high yield and distressed company securities may involve greater costs than transactions in more actively traded securities, which could adversely affect the price at which the Portfolio could sell a high yield or distressed company security, and could adversely affect the daily net asset value of the shares. A lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make high yield debt more difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in the Portfolio being unable to realize full value for these securities and/or may result in the Portfolio not receiving the proceeds from a sale of a high yield or distressed company security for an extended period after such sale, each of which could result in losses to the Portfolio. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield and distressed company securities, especially in a thinly-traded market. When secondary markets for high yield and distressed company securities are less liquid than the market for other types of securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. PIMCO seeks to minimize the risks of investing in all securities through diversification, in-depth analysis and attention to current market developments.

The use of credit ratings as the sole method of evaluating high yield securities and debt securities of distressed companies can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments of a debt security, not the market value risk of a security. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. PIMCO does not rely solely on credit ratings when selecting debt securities for the Portfolio, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a debt security held by the Portfolio, the Portfolio may retain the security if PIMCO deems it in the best interest of shareholders.

Creditor Liability and Participation on Creditors Committees

Generally, when the Portfolio holds bonds or other similar fixed income securities of an issuer, the Portfolio becomes a creditor of the issuer. If the Portfolio is a creditor of an issuer it may be subject to challenges related to the securities that it holds, either in connection with the bankruptcy of the issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself. The Portfolio may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Portfolio. Such participation may subject the Portfolio to expenses such as legal fees and may make the Portfolio an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Portfolio’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Portfolio on such committees also may expose the Portfolio to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Portfolio will participate on such committees only when PIMCO believes that such participation is necessary or desirable to enforce the Portfolio’s rights as a creditor or to protect the value of securities held by the Portfolio. Further, PIMCO has the authority to represent the Trust, or the Portfolio, on creditors’ committees or similar committees and generally with respect to challenges related to the securities held by the Portfolio relating to the bankruptcy of an issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

The Portfolio may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Portfolio with a certain degree of protection against rises in interest rates, the Portfolio will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

Foreign Securities

The Portfolio may invest, without limitation, in common or preferred or preference stock of foreign issuers, corporate debt securities of foreign issuers, certain foreign bank obligations (see “Bank Obligations”) and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.

PIMCO generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. In the case of certain money market instruments, such instruments will be considered economically tied to a non-U.S. country if either the issuer or the guarantor of such money market instrument is organized under the laws of a non-U.S. country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or if the underlying assets are certain money market instruments, if either the issuer or the guarantor of such money market instruments is organized under the laws of a non-U.S. country).

To the extent that the Portfolio invests in instruments economically tied to non-U.S. countries it may invest in a range of countries and, as such, the value of the Portfolio’s assets may be affected by uncertainties such as international political developments, changes in government policies, changes in taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of countries in which investment may be made.

PIMCO generally considers an instrument to be economically tied to an emerging market country if the security’s “country of exposure” is an emerging market country, as determined by the criteria set forth below.

Alternatively, such as when a “country of exposure” is not available or when PIMCO believes the following tests more accurately reflect which country the security is economically tied to, PIMCO may consider an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries. A security’s “country of exposure” is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the “country of exposure.” The factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located, (ii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee, (iii) the “country of risk” of the issuer, (iv) the “country of risk” of the issuer’s ultimate parent, or (v) the country where the issuer is organized or incorporated under the laws thereof. “Country of risk” is a separate four-part test determined by the following factors, listed in order of importance: (i) management location, (ii) country of primary listing, (iii) sales or revenue attributable to the country, and (iv) reporting currency of the issuer. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In exercising such discretion, PIMCO identifies countries as emerging markets consistent with the strategic objectives of the Portfolio. For example, the Portfolio may consider a country to be an emerging market country based on a number of factors including, but not limited to, if the country is classified as an emerging or developing economy by any supranational organization such as the World Bank or the United Nations, or related entities, or if the country is considered an emerging market country for purposes of constructing emerging markets indices.

Investment risk may be particularly high to the extent that the Portfolio invests in instruments economically tied to emerging market countries. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed countries. The Portfolio may invest in emerging markets that may be in the process of opening to trans-national investment, which may increase these risks. Risks particular to emerging market countries include, but are not limited to, the following risks.

General Emerging Market Risk. The securities markets of countries in which the Portfolio may invest may be relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers in countries in which the Portfolio may invest may not be subject to a high degree of regulation and the financial institutions with which the Portfolio may trade may not possess the same degree of financial sophistication, creditworthiness or resources as those in developed markets. Furthermore, the legal infrastructure and accounting, auditing and reporting standards in certain countries in which the Portfolio may invest may not provide the same degree of investor protection or information to investors as would generally apply in major securities markets.

Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Portfolio’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment in that country. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Portfolio invests a portion of its assets in a concentrated geographic area, the Portfolio will generally have more exposure to regional economic risks associated with that geographic area.

Restrictions on Foreign Investment. A number of emerging securities markets restrict foreign investment to varying degrees. Furthermore, repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some countries. While the Portfolio will only invest in markets where these restrictions are considered acceptable, new or additional repatriation or other restrictions might be imposed subsequent to the Portfolio’s investment. If such restrictions were to be imposed subsequent to the Portfolio’s investment in the securities markets of a particular country, the Portfolio’s response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the Portfolio’s liquidity needs and all other acceptable positive and negative factors.

Some emerging markets limit foreign investment, which may decrease returns relative to domestic investors. The Portfolio may seek exceptions to those restrictions. If those restrictions are present and cannot be avoided by the Portfolio, the Portfolio’s returns may be lower.

Settlement Risks. Settlement systems in emerging markets may be less well organized and less transparent than in developed markets and transactions may take longer to settle as a result. Supervisory authorities may also be unable to apply standards which are comparable with those in developed markets. Thus there may be risks that settlement may be delayed and that cash or securities belonging to the Portfolio may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment shall be made prior to receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank (the “Counterparty”) through whom the relevant transaction is effected might result in a loss being suffered by the Portfolio. The Portfolio may not know the identity of a Counterparty, which may increase the possibility of the Portfolio not receiving payment or delivery of securities in a transaction. The Portfolio will seek, where possible, to use Counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the Portfolio will be successful in eliminating or reducing this risk, particularly as Counterparties operating in emerging market countries frequently lack the substance, capitalization and/or financial resources of those in developed countries.

There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise in respect of securities held by or to be transferred to the Portfolio. Furthermore, compensation schemes may be non-existent, limited or inadequate to meet the Portfolio’s claims in any of these events.

Counterparty Risk. Trading in the securities of developing markets presents additional credit and financial risks. The Portfolio may have limited access to, or there may be a limited number of, potential Counterparties that trade in the securities of emerging market issuers. Governmental regulations may restrict potential Counterparties to certain financial institutions located or operating in the particular emerging market. Potential Counterparties may not possess, adopt or implement creditworthiness standards, financial reporting standards or legal and contractual protections similar to those in developed markets. Currency hedging techniques may not be available or may be limited. The Portfolio may not be able to reduce or mitigate risks related to trading with emerging market Counterparties. The Portfolio will seek, where possible, to use Counterparties whose financial status is such that the risk of default is reduced, but the risk of losses resulting from default is still possible.

Government in the Private Sector. Government involvement in the private sector varies in degree among the emerging markets in which the Portfolio invests. Such involvement may, in some cases, include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any emerging market country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies, to the possible detriment of the Portfolio’s investment in that country.

Litigation. The Portfolio may encounter substantial difficulties in obtaining and enforcing judgments against individuals and companies located in certain emerging market countries. It may be difficult or impossible to obtain or enforce legislation or remedies against governments, their agencies and sponsored entities.

Fraudulent Securities. It is possible, particularly in markets in emerging market countries, that purported securities in which the Portfolio invests may subsequently be found to be fraudulent and as a consequence the Portfolio could suffer losses.

Taxation. The local taxation of income and capital gains accruing to non-residents varies among emerging market countries and, in some cases, is comparatively high. In addition, emerging market countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the Portfolio could in the future become subject to local tax liabilities that had not been anticipated in conducting its investment activities or valuing its assets. The Portfolio will seek to reduce these risks by careful management of its assets. However, there can be no assurance that these efforts will be successful.

Political Risks/Risks of Conflicts. Recently, various countries have seen significant internal conflicts and in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or other political developments cannot be excluded. Apparently stable systems may experience periods of disruption or improbable reversals of policy. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments could adversely affect the Portfolio’s investments. The transformation from a centrally planned, socialist economy to a more market oriented economy has also resulted in many economic and social disruptions and distortions. Moreover, there can be no assurance that the economic, regulatory and political initiatives necessary to achieve and sustain such a transformation will continue or, if such initiatives continue and are sustained, that they will be successful or that such initiatives will continue to benefit foreign (or non-national) investors. Certain instruments, such as inflation index instruments, may depend upon measures compiled by governments (or entities under their influence) which are also the obligors.

Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities also may depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Portfolio) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

The Portfolio’s investments in foreign currency denominated debt obligations, if any, and hedging activities would likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Portfolio’s income distributions to constitute returns of capital for tax purposes or require the Portfolio to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

Euro-related risks. The global economic crisis brought several small economies in Europe to the brink of bankruptcy and many other economies into recession and weakened the banking and financial sectors of many European countries. For example, the governments of Greece, Spain, Portugal, and the Republic of Ireland have all experienced large public budget deficits, the effects of which are still yet unknown and may slow the overall recovery of the European economies from the global economic crisis. In addition, due to large public deficits, some European countries may be dependent on assistance from other European governments and institutions or multilateral agencies and offices. Assistance may be dependent on a country’s implementation of reforms or reaching a certain level of performance. Failure to reach those objectives or an insufficient level of assistance could result in a deep economic downturn which could significantly affect the value of the Portfolio’s European investments.

The Economic and Monetary Union of the European Union (“EMU”) is comprised of the European Union members that have adopted the euro currency. By adopting the euro as its currency, a member state relinquishes control of its own monetary policies. As a result, European countries are significantly affected by fiscal and monetary controls implemented by the EMU. The euro currency may not fully reflect the strengths and weaknesses of the various economies that comprise the EMU and Europe generally.

It is possible that EMU member countries could abandon the euro and return to a national currency and/or that the euro will cease to exist as a single currency in its current form. The effects of such an abandonment or a country’s forced expulsion from the euro on that country, the rest of the EMU, and global markets are impossible to predict, but are likely to be negative. The exit of any country out of the euro would likely have an extremely destabilizing effect on all eurozone countries and their economies and a negative effect on the global economy as a whole. In addition, under these circumstances, it may be difficult to value investments denominated in euros or in a replacement currency.

Investments in Russia. The Portfolio may invest in securities and instruments that are economically tied to Russia. In determining whether an instrument is economically tied to Russia, PIMCO uses the criteria for determining whether an instrument is economically tied to an emerging market country as set forth above under “Foreign Securities.” In addition to the risks listed above under “Foreign Securities,” investing in Russia presents additional risks. In particular, investments in Russia are subject to the risk that the United States and/or other countries may impose economic sanctions. Such sanctions – which may impact companies in many sectors, including energy, financial services and defense, among others – may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. For example, certain investments in Russian companies or instruments tied to Russian companies may be prohibited and/or existing investments may become illiquid (e.g., in the event that the Portfolio is prohibited from transacting in certain existing investments tied to Russia), which could cause the Portfolio to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions. It is also possible that such sanctions may prevent U.S.-based entities that provide services to the Portfolio from transacting with Russian entities. Under such circumstances, the Portfolio may not receive payments due with respect to certain investments, such as the payments due in connection with the Portfolio’s holding of a fixed income security. More generally, investing in Russian securities is highly speculative and involves significant risks and special considerations not typically associated with investing in the securities markets of the U.S. and most other developed countries. Over the past century, Russia has experienced political, social and economic turbulence and has endured decades of communist rule under which tens of millions of its citizens were collectivized into state agricultural and industrial enterprises. Since the collapse of the Soviet Union, Russia’s government has been faced with the daunting task of stabilizing its domestic economy, while transforming it into a modern and efficient structure able to compete in international markets and respond to the needs of its citizens. However, to date, many of the country’s economic reform initiatives have floundered. In this environment, there is always the risk that the nation’s government will abandon the current program of economic reform and replace it with radically different political and economic policies that would be detrimental to the interests of foreign investors. This could entail a return to a centrally planned economy and nationalization of private enterprises similar to what existed under the old Soviet Union.

Poor accounting standards, inept management, pervasive corruption, insider trading and crime, and inadequate regulatory protection for the rights of investors all pose a significant risk, particularly to foreign investors. In addition, there is the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive, and/or exorbitant taxation, or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws. Investments in Russia may be subject to the risk of nationalization or expropriation of assets.

Compared to most national securities markets, the Russian securities market suffers from a variety of problems not encountered in more developed markets. There is little long-term historical data on the Russian securities market because it is relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, because of less stringent auditing and financial reporting standards than apply to U.S. companies, there may be little reliable corporate information available to investors. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies. Securities of Russian companies also may experience greater price volatility than securities of U.S. companies.

Because of the recent formation of the Russian securities market as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company’s share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central securities depository and no central registration system for security holders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity, and it is possible for the Portfolio to lose its registration through fraud, negligence, or even mere oversight. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. While the Portfolio will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Portfolio of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, significant delays or problems may occur in registering the transfer of securities, which could cause the Portfolio to incur losses due to a counterparty’s failure to pay for securities the Portfolio has delivered or the Portfolio’s inability to complete its contractual obligations because of theft or other reasons. The Portfolio also may experience difficulty in obtaining and/or enforcing judgments in Russia.

The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products.

Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. In addition, there is the risk that the Russian government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls may prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital.

Investments in the People’s Republic of China. The Portfolio that may invest in emerging market countries may invest in securities and instruments that are economically tied to the People’s Republic of China (“PRC”). In determining whether an instrument is economically tied to the PRC, PIMCO uses the criteria for determining whether an instrument is economically tied to an emerging market country as set forth above under “Foreign Securities.” In addition to the risks listed above under “Foreign Securities,” including those associated with investing in emerging markets, investing in the PRC presents additional risks. These additional risks include (without limitation): (a) inefficiencies resulting from erratic growth; (b) the unavailability of consistently-reliable economic data; (c) potentially high rates of inflation; (d) dependence on exports and international trade; (e) relatively high levels of asset price volatility; (f) small market capitalization and less liquidity; (g) greater competition from regional economies; (h) fluctuations in currency exchange rates, particularly in light of the relative lack of currency hedging instruments and controls on the ability to exchange local currency for U.S. dollars; (i) the relatively small size and absence of operating history of many Chinese companies; (j) the developing nature of the legal and regulatory framework for securities markets, custody arrangements and commerce; and (k) uncertainty with respect to the commitment of the government of the PRC to economic reforms.

Although the PRC has experienced a relatively stable political environment in recent years, there is no guarantee that such stability will be maintained in the future. As an emerging market, many factors may affect such stability – such as increasing gaps between the rich and poor or agrarian unrest and instability of existing political structures – and may result in adverse consequences to the Portfolio investing in securities and instruments economically tied to the PRC. Political uncertainty, military intervention and political corruption could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers, and could result in significant disruption to securities markets.

The PRC is dominated by the one-party rule of the Communist Party. Investments in the PRC are subject to risks associated with greater governmental control over and involvement in the economy. The PRC manages its currency at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency, which, in turn, can have a disruptive and negative effect on foreign investors. The PRC also may restrict the free conversion of its currency into foreign currencies, including the U.S. dollar. Currency repatriation restrictions may have the effect of making securities and instruments tied to the PRC relatively illiquid, particularly in connection with redemption requests. In addition, the government of the PRC exercises significant control over economic growth through direct and heavy involvement in resource allocation and monetary policy, control over payment of foreign currency denominated obligations and provision of preferential treatment to particular industries and/or companies. Economic reform programs in the PRC have contributed to growth, but there is no guarantee that such reforms will continue.

Natural disasters such as droughts, floods, earthquakes and tsunamis have plagued the PRC in the past, and the region’s economy may be affected by such environmental events in the future. The Portfolio’s investment in the PRC is, therefore, subject to the risk of such events. In addition, the relationship between the PRC and Taiwan is particularly sensitive, and hostilities between the PRC and Taiwan may present a risk to the Portfolio’s investments in the PRC.

The application of tax laws (e.g., the imposition of withholding taxes on dividend or interest payments) or confiscatory taxation may also affect the Portfolio’s investment in the PRC. Because the rules governing taxation of investments in securities and instruments economically tied to the PRC are unclear, PIMCO may provide for capital gains taxes on the Portfolio investing in such securities and instruments by reserving both realized and unrealized gains from disposing or holding securities and instruments economically tied to the PRC. This approach is based on current market practice and PIMCO’s understanding of the applicable tax rules. Changes in market practice or understanding of the applicable tax rules may result in the amounts reserved being too great or too small relative to actual tax burdens.

Investing through Stock Connect. The Portfolio may invest in eligible securities (“Stock Connect Securities”) listed and traded on the Shanghai Stock Exchange (“SSE”) through the Hong Kong – Shanghai Stock Connect (“Stock Connect”) program. Stock Connect is a securities trading and clearing program developed by The Stock Exchange of Hong Kong Limited (“SEHK”), SSE, Hong Kong Securities Clearing Company Limited and China Securities Depository and Clearing Corporation Limited for the establishment of mutual market access between SEHK and SSE. In contrast to certain other regimes for foreign investment in Chinese securities, no individual investment quotas or licensing requirements apply to investors in Stock Connect Securities through Stock Connect. In addition, there are no lock-up periods or restrictions on the repatriation of principal and profits.

However, trading through Stock Connect is subject to a number of restrictions that may affect the Portfolio’s investments and returns. For example, a primary feature of the Stock Connect program is the application of the home market’s laws and rules to investors in a security. Thus, investors in Stock Connect Securities are generally subject to PRC securities regulations and SSE listing rules, among other restrictions. In addition, Stock Connect Securities generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. While Stock Connect is not subject to individual investment quotas, daily and aggregate investment quotas apply to all Stock Connect participants, which may restrict or preclude the Portfolio’s ability to invest in Stock Connect Securities. Trading in the Stock Connect Program is subject to trading, clearance and settlement procedures that are untested in the PRC, which could pose risks to the Portfolio. Finally, the withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled.

Stock Connect is in its initial stages. Further developments are likely and there can be no assurance as to whether or how such developments may restrict or affect the Portfolio’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program, are uncertain, and they may have a detrimental effect on the Portfolio’s investments and returns.

Foreign Currency Transactions

The Portfolio may purchase and sell foreign currency options and foreign currency futures contracts and related options (see “Derivative Instruments”), and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts (“forwards”). The Portfolio may engage in these transactions in order to attempt to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. The Portfolio also may use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the Portfolio against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forwards used for non-hedging purposes will be covered by the segregation or “earmarking” of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, and are marked to market daily or covered by an offsetting position. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. Forwards will be used primarily to adjust the foreign exchange exposure of the Portfolio with a view to protecting the outlook, and the Portfolio might be expected to enter into such contracts under the following circumstances:

Lock In. When PIMCO desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge. If a particular currency is expected to decrease against another currency, the Portfolio may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Portfolio’s portfolio holdings denominated in the currency sold.

Direct Hedge. If PIMCO wants to a eliminate substantially all of the risk of owning a particular currency, and/or if PIMCO thinks that the Portfolio can benefit from price appreciation in a given country’s bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, the Portfolio would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but the Portfolio would hope to benefit from an increase (if any) in value of the bond.

Proxy Hedge. PIMCO might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, the Portfolio, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

Costs of Hedging. When the Portfolio purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Portfolio were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from the Portfolio’s dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in the Portfolio’s net asset value per share.

The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, the Portfolio may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if PIMCO’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave the Portfolio in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that the Portfolio will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder. Under definitions adopted by the Commodity Futures Trading

Commission (“CFTC”) and SEC, many non-deliverable foreign currency forwards are considered swaps for certain purposes, including the determination of whether such instruments need to be exchange-traded and centrally cleared as discussed further in “Risks of Potential Government Regulation of Derivatives.” These changes are expected to reduce counterparty risk as compared to bi-laterally negotiated contracts.

The Portfolio may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations

Tax Consequences of Currency Hedging. Under applicable tax law, the Portfolio may be required to limit its gains from hedging in foreign currency forwards, futures, and options. Although the Portfolio is expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging also may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Portfolio and could affect whether dividends paid by the Portfolio is classified as capital gains or ordinary income.

Borrowing

Except as described below, the Portfolio may borrow money to the extent permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. This means that, in general, the Portfolio may borrow money from banks for any purpose in an amount up to 1/3 of the Portfolio’s total assets. The Portfolio also may borrow money for temporary administrative purposes in an amount not to exceed 5% of the Portfolio’s total assets.

Specifically, provisions of the 1940 Act require the Portfolio to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Portfolio’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Portfolio’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

The Portfolio also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Portfolio. To the extent the Portfolio covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation or “earmarking” of assets determined in accordance with procedures adopted by the Trustees, equal in value to the amount of the Portfolio’s commitment to repurchase, such an agreement will not be considered a “senior security” by the Portfolio and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Portfolio. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Portfolio’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

The Portfolio may enter into reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Portfolio to another party, such as a bank or broker-dealer, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Portfolio continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Portfolio typically will segregate or “earmark” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Portfolio may decline below the repurchase price of the securities sold by the Portfolio which it is obligated to repurchase. With respect to reverse repurchase agreements in which banks are counterparties, the Portfolio may treat such transactions as bank borrowings, which would be subject to the Portfolio’s limitations on borrowings. Such treatment would, among other things, restrict the aggregate of such transactions (plus any other borrowings) to one-third of the Portfolio’s total assets.

A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction the Portfolio sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Portfolio pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Portfolio enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Portfolio, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to the Portfolio generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.25% of the initial amount delivered.

The Portfolio’s obligations under a dollar roll agreement must be covered by segregated or “earmarked” liquid assets equal in value to the securities subject to repurchase by the Portfolio. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated or “earmarked” liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Portfolio’s restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to the Portfolio’s overall limitations on investments in illiquid securities. The Portfolio also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty that purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Portfolio’s repurchase of the underlying security. The Portfolio’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Portfolio’s forward commitment to repurchase the subject security.

Commodities

The Portfolio may purchase or sell securities or other instruments that provide exposure to commodities. The Portfolio’s investments in commodities-related instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-related instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. An unexpected surplus of a commodity caused by one of the aforementioned factors, for example, may cause a significant decrease in the value of the commodity (and a decrease in the value of any investments directly correlated to the commodity). Conversely, an unexpected shortage of a commodity caused by one of the aforementioned factors may cause a significant increase in the value of the commodity (and a decrease in the value of any investments inversely correlated to that commodity). The commodity markets are subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions.

The Portfolio may focus its commodity-related investments in a particular sector of the commodities market (such as gold, oil, metal or agricultural products). As a result, to the extent the Portfolio focuses its investments in a particular sector of the commodities market, the Portfolio may be more susceptible to risks associated with those sectors, including the risk of loss due to adverse economic, business or political developments affecting a particular sector. See “Derivative Instruments” below for a more detailed discussion of risks related to commodities, including additional discussion of commodity-related derivative instruments.

Derivative Instruments

In pursuing its objective, the Portfolio may purchase and sell (write) both put options and call options on securities, swap agreements, recovery locks, securities indexes, commodity indexes and foreign currencies, and enter into interest rate, foreign currency, index and commodity futures contracts and purchase and sell options on such futures contracts (“futures options”) for hedging purposes, to seek to replicate the composition and performance of a particular index, or as part of its overall investment strategies. The Portfolio also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Portfolio also may enter into swap agreements with respect to interest rates, commodities, and indexes of securities or commodities, and to the extent it may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. The Portfolio may invest in structured notes. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Portfolio also may use those instruments, provided that the Board of Trustees determines that their use is consistent with the Portfolio’s investment objective.

The value of some derivative instruments in which the Portfolio invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Portfolio, the ability of the Portfolio to successfully utilize these instruments may depend in part upon the ability of PIMCO to forecast interest rates and other economic factors correctly. If PIMCO incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Portfolio could be exposed to the risk of loss.

The Portfolio’s investments in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

The Portfolio might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If PIMCO incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for the Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Portfolio is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Portfolio to close out or to liquidate its derivatives positions. In addition, the Portfolio’s use of such instruments may cause the Portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments. If the Portfolio gains exposure to an asset class using derivative instruments backed by a collateral portfolio of Fixed Income Instruments, changes in the value of the Fixed Income Instruments may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.

Participation in the markets for derivative instruments involves investment risks and transaction costs to which the Portfolio may not be subject absent the use of these strategies. The skills needed to successfully execute derivative strategies may be different from those needed for other types of transactions. If the Portfolio incorrectly forecasts the value and/or creditworthiness of securities, currencies, interest rates, counterparties or other economic factors involved in a derivative transaction, the Portfolio might have been in a better position if the Portfolio had not entered into such derivative transaction. In evaluating the risks and contractual obligations associated with particular derivative instruments, it is important to consider that certain derivative transactions may be modified or terminated only by mutual consent of the Portfolio and its counterparty and certain derivative transactions may be terminated by the counterparty or the Portfolio, as the case may be, upon the occurrence of certain Portfolio-related or counterparty-related events, which may result in losses or gains to the Portfolio based on the market value of the derivative transactions entered into between the Portfolio and the counterparty. In addition, such early terminations may result in taxable events and accelerate gain or loss recognition for tax purposes. It may not be possible for the Portfolio to modify, terminate, or offset the Portfolio’s obligations or the Portfolio’s exposure to the risks associated with a derivative transaction prior to its termination or maturity date, which may create a possibility of increased volatility and/or decreased liquidity to the Portfolio. Upon the expiration or termination of a particular contract, the Portfolio may wish to retain the Portfolio’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found, which could cause the Portfolio not to be able to maintain certain desired investment exposures or not to be able to hedge other investment positions or risks, which could cause losses to the Portfolio. Furthermore, after such an expiration or termination of a particular contract, the Portfolio may have fewer counterparties with which to engage in additional derivative transactions, which could lead to potentially greater counterparty risk exposure to one or more counterparties and which could increase the cost of entering into certain derivatives. In such cases, the Portfolio may lose money.

The Portfolio may engage in investment strategies, including the use of derivatives, to, among other things, generate current, distributable income without regard to possible declines in the Portfolio’s net asset value. The Portfolio’s income and gain-generating strategies, including certain derivatives strategies, may generate current income and gains for distributions, which will generally be taxable, even in situations when the Portfolio has experienced a decline in net assets, including losses due to adverse changes in securities markets or the Portfolio’s portfolio of investments, including derivatives.

Options on Securities and Indexes. The Portfolio may, to the extent specified herein or in the Prospectuses, purchase and sell both put and call options on equity or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an OTC market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price often at any time during the term of the option for American options or only at expiration for European options. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Some put options written by the Portfolio may be primarily for the purpose of providing liquidity to the counterparty and may be structured to have an exercise price that is less than the market value of the underlying securities that would be received by the Portfolio. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

The Portfolio will “cover” its obligations when it writes call options or put options. In the case of a call option on a debt obligation or other security, the option is covered if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in such amount are segregated by its custodian or “earmarked”) upon conversion or exchange of other securities held by the Portfolio. A call option on a security is also “covered” if the Portfolio does not hold the underlying security or have the right to acquire it, but the Portfolio segregates or “earmarks” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount equal to the contract value of the position (minus any collateral deposited with a broker-dealer), on a mark-to-market basis (a so-called “naked” call option).

For a call option on an index, the option is covered if the Portfolio maintains with its custodian liquid assets in an amount equal to the contract value of the index. A call option is also covered if the Portfolio holds a call on the same index or security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Portfolio in segregated or “earmarked” liquid assets. A put option on a security or an index is covered if the Portfolio segregates or “earmarks” liquid assets equal to the exercise price. A put option is also covered if the Portfolio holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Portfolio in segregated or “earmarked” liquid assets. Obligations under written call and put options so covered will not be construed to be “senior securities” for purposes of the Portfolio’s investment restrictions concerning senior securities and borrowings.

If an option written by the Portfolio expires unexercised, the Portfolio realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Portfolio expires unexercised, the Portfolio realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Portfolio desires.

The Portfolio may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Portfolio will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Portfolio will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Portfolio will realize a capital gain or, if it is less, the Portfolio will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by the Portfolio is an asset of the Portfolio. The premium received for an option written by the Portfolio is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

The Portfolio may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Portfolio’s immediate obligations. The Portfolio may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or where the exercise price of the call is higher than that of the put. In such cases, the Portfolio will also segregate or “earmark” liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

The writer of an American option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

To the extent the Portfolio writes a put option, the Portfolio has assumed the obligation during the option period to purchase the underlying investment from the put buyer at the option’s exercise price if the put buyer exercises its option, regardless of whether the value of the underlying investment falls below the exercise price. This means that the Portfolio that writes a put option may be required to take delivery of the underlying investment and make payment for such investment at the exercise price. This may result in losses to the Portfolio and may result in the Portfolio holding the underlying investment for some period of time when it is disadvantageous to do so.

If a put or call option purchased by the Portfolio is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Portfolio will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when the Portfolio seeks to close out an option position. If the Portfolio were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.

If trading were suspended in an option purchased by the Portfolio, the Portfolio would not be able to close out the option. If restrictions on exercise were imposed, the Portfolio might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Portfolio is covered by an option on the same index purchased by the Portfolio, movements in the index may result in a loss to the Portfolio; however, such losses may be mitigated by changes in the value of the Portfolio’s securities during the period the option was outstanding.

To the extent that the Portfolio writes a call option on a security it holds in its portfolio and intends to use such security as the sole means of “covering” its obligation under the call option, the Portfolio has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price during the option period, but, as long as its obligation under such call option continues, has retained the risk of loss should the price of the underlying security decline. If the Portfolio were unable to close out such a call option, the Portfolio would not be able to sell the underlying security unless the option expired without exercise.

Foreign Currency Options. The Portfolio may buy or sell put and call options on foreign currencies. The Portfolio may buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Portfolio to reduce foreign currency risk using such options. OTC options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Under definitions recently adopted by the CFTC and SEC, many foreign currency options will be considered swaps for certain purposes, including determination of whether such instruments need to be exchange-traded and centrally cleared as discussed further in “Risks of Potential Government Regulation of Derivatives.”

Futures Contracts and Options on Futures Contracts. A futures contract is a standardized, exchange-traded agreement to buy or sell a security or commodity for a set price on a future date. Because these contracts are traded on exchanges, in most cases, a party can close out its position on the exchange for cash, without delivering the security or commodity. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract, at a specified price and on or before a specified expiration date.

The Portfolio may invest in futures contracts and options thereon (“futures options”) with respect to, but not limited to, interest rates, commodities, and security or commodity indexes. To the extent that the Portfolio may invest in foreign currency-denominated securities, it also may invest in foreign currency futures contracts and options thereon.

An interest rate, commodity, foreign currency or index futures contract provides for the future sale or purchase of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which a party agrees to pay or receive an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including, but not limited to: the S&P 500; the S&P Midcap 400; the Nikkei 225; the Markit CDX credit index; the iTraxx credit index; U.S. Treasury bonds; U.S. Treasury notes; U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future. Certain futures contracts on indexes, financial instruments or foreign currencies may represent new investment products that lack track records. The Portfolio also may invest in commodity futures contracts and options thereon. A commodity futures contract is an agreement to buy or sell a commodity, such as an energy, agricultural or metal commodity at a later date at a price and quantity agreed-upon when the contract is bought or sold.

The Portfolio may purchase and write call and put futures options, as specified for the Portfolio in the Prospectuses. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned a short position. In the case of a put option, the opposite is true. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

The Portfolio claims an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA. PIMCO is not deemed to be a CPO with respect to its service as investment adviser to the Portfolio.

Limitations on Use of Futures and Futures Options. When a purchase or sale of a futures contract is made by the Portfolio, the Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. The Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by the Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Portfolio but is instead a settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Portfolio will mark to market its open futures positions.

The Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio.

Although some futures contracts call for making or taking delivery of the underlying securities or commodities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, the Portfolio realizes a capital gain, or if it is more, the Portfolio realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Portfolio realizes a capital gain, or if it is less, the Portfolio realizes a capital loss. The transaction costs must also be included in these calculations.

When purchasing a futures contract that cash settles, the Portfolio will maintain with its custodian (and mark to market on a daily basis), assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the marked-to-market value of the futures contract. Alternatively, the Portfolio may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Portfolio.

When selling a futures contract that cash settles, the Portfolio will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that are equal to the marked-to-market value of the futures contract. Alternatively, the Portfolio may “cover” its position by owning the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Portfolio to purchase the same futures contract at a price no higher than the price of the contract written by the Portfolio (or at a higher price if the difference is maintained in liquid assets with the Trust’s custodian).

With respect to futures contracts that physically settle, the Portfolio may cover the open position by setting aside or “earmarking” liquid assets in an amount that, when added to the amounts deposited with a futures commission merchant as margin, equal the full notional value of the instruments underlying the futures contract (sometimes referred to as the notional value of the contract). With respect to futures that are required to “cash settle,” however, the Portfolio is permitted to set aside or “earmark” liquid assets in an amount that, when added to the amounts deposited with a futures commission merchant as margin, equal the Portfolio’s daily marked-to-market (net) obligation under the contract (i.e., the daily market value of the contract itself), if any; (in other words, the Portfolio may set aside its daily net liability, if any, rather than the full notional value of the futures contract. By setting aside or “earmarking” assets equal to only its net obligation under cash-settled futures, the Portfolio will have the ability to utilize these contracts to a greater extent than if the Portfolio were required to segregate or “earmark” assets equal to the full notional value of the futures contract.

When selling a call option on a futures contract, the Portfolio will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Portfolio may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Portfolio to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Portfolio.

When selling a put option on a futures contract, the Portfolio will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Portfolio may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Portfolio.

To the extent that securities with maturities greater than one year are used to segregate or “earmark” assets to cover the Portfolio’s obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Portfolio’s portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on the Portfolio’s portfolio securities. Thus, the use of a longer-term security may require the Portfolio to hold offsetting short-term securities to balance the Portfolio’s portfolio such that the Portfolio’s duration does not exceed the maximum permitted for the Portfolio in the Prospectuses.

The requirements for qualification as a regulated investment company also may limit the extent to which the Portfolio may enter into futures, futures options and forward contracts. See “Taxation.”

Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that the Portfolio enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of the Portfolio’s holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Portfolio seeks to close out a futures or a futures option position, and that Portfolio would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.

Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Portfolio is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Portfolio. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Portfolio to reinvest the proceeds of a maturing contract in a new futures contract, the Portfolio might reinvest at higher or lower futures prices, or choose to pursue other investments.

Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Portfolio’s investments to greater volatility than investments in traditional securities.

Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Exchange Contracts and Options Thereon. Options on securities, futures contracts, options on futures contracts, forward currency exchange contracts and options on forward currency exchange contracts may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Portfolio’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Swap Agreements and Options on Swap Agreements. The Portfolio may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent the Portfolio may invest in foreign currency-denominated securities, it also may invest in currency exchange rate swap agreements. The Portfolio also may enter into options on swap agreements (“swaptions”).

The Portfolio may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date, or to gain exposure to certain markets in a more cost efficient manner.

OTC swap agreements are bilateral contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard OTC standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or change in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities, commodities or other assets representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Certain swap agreements, such as interest rate swaps, are traded on exchanges and cleared through central clearing counterparties. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A total return swap agreement is a contract in which one party agrees to make periodic payments to another party based on the change in market value of underlying assets, which may include a single stock, a basket of stocks, or a stock index during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Consistent with the Portfolio’s investment objectives and general investment policies, the Portfolio may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, the Portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the Portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the Portfolio may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate (“LIBOR”), and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Portfolio may be required to pay a higher fee at each swap reset date.

The Portfolio also may enter into swaptions. A swaption is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Portfolio may write (sell) and purchase put and call swaptions.

Depending on the terms of the particular option agreement, the Portfolio will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Portfolio purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Portfolio writes a swaption, upon exercise of the option the Portfolio will become obligated according to the terms of the underlying agreement.

The Portfolio also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying reference instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying reference instrument. For example, the Portfolio may enter into a volatility swap in order to take the position that the reference instrument’s volatility will increase over a particular period of time. If the reference instrument’s volatility does increase over the specified time, the Portfolio will receive payment from its counterparty based upon the amount by which the reference instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the reference instrument’s volatility does not increase over the specified time, the Portfolio will make a payment to the counterparty based upon the amount by which the reference instrument’s realized volatility level falls below the volatility level agreed upon by the parties. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of a volatility swap is frequently referred to as a variance swap. The Portfolio may engage in volatility swaps.

Most types of swap agreements entered into by the Portfolio will calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Portfolio’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Portfolio’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Portfolio’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Portfolio’s investment restriction concerning senior securities.

The Portfolio also may enter into OTC and cleared credit default swap agreements. The credit default swap agreement may reference one or more debt securities or obligations that are not currently held by the Portfolio. The protection “buyer” in an OTC credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract until a credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount if the swap is cash settled. The Portfolio may be either the buyer or seller in the transaction. If the Portfolio is a buyer and no credit event occurs, the Portfolio may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

The spread of a credit default swap is the amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the credit soundness of the issuer of the reference obligation and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Credit default swap agreements sold by the Portfolio may involve greater risks than if the Portfolio had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, and with respect to OTC credit default swaps, counterparty risk (with respect to OTC credit default swaps) and credit risk. The Portfolio will enter into uncleared credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Portfolio’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Portfolio). In connection with credit default swaps in which the Portfolio is the buyer, the Portfolio will segregate or “earmark” cash or assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, or enter into certain offsetting positions, with a value at least equal to the Portfolio’s exposure (any accrued but unpaid net amounts owed by the Portfolio to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which the Portfolio is the seller, the Portfolio will segregate or “earmark” cash or assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Portfolio). Such segregation or “earmarking” seeks to ensure that the Portfolio has assets available to satisfy its obligations with respect to the transaction and could have the effect of limiting any potential leveraging of the Portfolio’s portfolio. Such segregation or “earmarking” will not limit the Portfolio’s exposure to loss.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments requires the clearing and exchange-trading of certain standardized OTC derivative instruments that the CFTC and SEC recently defined as “swaps.” Mandatory exchange-trading and clearing is occurring on a phased-in basis based on type of market participant and CFTC approval of contracts for central clearing. PIMCO will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Portfolio’s ability to enter into swap agreements.

Whether the Portfolio’s use of swap agreements or swaptions will be successful in furthering its investment objective will depend on PIMCO’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Portfolio will enter into OTC swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on the Portfolio by the Internal Revenue Code may limit the Portfolio’s ability to use swap agreements. The swaps market is subject to increasing regulations. It is possible that developments in the swaps market, including additional government regulation, could adversely affect the Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the reference asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because OTC swap agreements are two-party contracts that may be subject to contractual restrictions on transferability and termination and because they may have remaining terms of greater than seven days, swap agreements may be considered to be illiquid and subject to the Portfolio’s limitation on investments in illiquid securities. However, the Trust has adopted procedures pursuant to which PIMCO may determine swaps to be liquid under certain circumstances. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to the Portfolio’s interest. The Portfolio bears the risk that PIMCO will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Portfolio. If PIMCO attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Portfolio will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Portfolio. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. Many swaps are complex and often valued subjectively.

The Portfolio also may enter into recovery locks. A recovery lock is an agreement between two parties that provides for a fixed payment by one party and the delivery of a reference obligation, typically a bond, by the other party upon the occurrence of a credit event, such as a default, by the issuer of the reference obligation. Recovery locks are used to “lock in” a recovery amount on the reference obligation at the time the parties enter into the agreement. In contrast to a credit default swap where the final settlement amount may be dependent on the market price for the reference obligation upon the credit event, a recovery lock fixes the settlement amount in advance and is not dependent on the market price of the reference obligation at the time of the credit event. Unlike certain other types of derivatives, recovery locks generally do not involve upfront or periodic cash payments by either of the parties. Instead, payment and settlement occurs after there has been a credit event. If a credit event does not occur prior to the termination date of a recovery lock, the agreement terminates and no payments are made by either party. The Portfolio may enter into a recovery lock to purchase or sell a reference obligation upon the occurrence of a credit event.

Recovery locks are subject to the risk that PIMCO will not accurately forecast the value of a reference obligation upon the occurrence of a credit event. For example, if the Portfolio enters into a recovery lock and agrees to deliver a reference obligation in exchange for a fixed payment upon the occurrence of a credit event, the value of the reference obligation or eventual recovery on the reference obligation following the credit event may be greater than the fixed payment made by the counterparty to the Portfolio. If this occurs, the Portfolio will incur a loss on the transaction. In addition to general market risks, recovery locks are subject to illiquidity risk, counterparty risk and credit risk. The market for recovery locks is relatively new and is smaller and less liquid than the market for credit default swaps and other derivatives. Elements of judgment may play a role in determining the value of a recovery lock. It may not be possible to enter into a recovery lock at an advantageous time or price. The Portfolio will only enter into recovery locks with counterparties that meet certain standards of creditworthiness.

The Portfolio’s obligations under a recovery lock will be determined daily. In connection with recovery locks in which the Portfolio is the seller, the Portfolio will segregate or “earmark” cash or assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, or enter into certain offsetting positions, with a value at least equal to the Portfolio’s obligations, on a marked-to-market basis. In connection with recovery locks in which the Portfolio is the buyer, the Portfolio will segregate or “earmark” cash or assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, or enter into offsetting positions, with a value at least equal to the fixed payment amount of the recovery lock (minus any amounts owed to the Portfolio, if applicable). Such segregation or “earmarking” will ensure that the Portfolio has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Portfolio’s portfolio.

Synthetic Equity Swaps. The Portfolio may also enter into synthetic equity swaps, in which one party to the contract agrees to pay the other party the total return earned or realized on a particular “notional amount” of value of an underlying equity security including any dividends distributed by the underlying security. The other party to the contract makes regular payments, typically at a fixed rate or at a floating rate based on LIBOR or other variable interest rate based on the notional amount. Similar to currency swaps, synthetic equity swaps are generally entered into on a net basis, which means the two payment streams are netted out and the Portfolio will either pay or receive the net amount. The Portfolio will enter into a synthetic equity swap instead of purchasing the reference security when the synthetic equity swap provides a more efficient or less expensive way of gaining exposure to a security compared with a direct investment in the security.

Risks of Potential Government Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Portfolio from using such instruments as a part of its investment strategy, and could ultimately prevent the Portfolio from being able to achieve its investment objective. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of the Portfolio to use certain instruments as a part of its investment strategy. Limits or restrictions applicable to the counterparties with which the Portfolio engages in derivative transactions could also prevent the Portfolio from using certain instruments.

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Portfolio or the ability of the Portfolio to continue to implement its investment strategies. The futures, options and swaps markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of futures, options and swaps transactions in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action.

In particular, the Dodd-Frank Act was signed into law on July 21, 2010. The Dodd-Frank Act has changed the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a new legislative framework for OTC derivatives, including financial instruments, such as swaps, in which the Portfolio may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and requires clearing and exchange trading of certain OTC derivatives transactions. The CFTC and SEC recently finalized the definition of “swap” and “security-based swap.” These definitions were effective October 12, 2012 and provide the parameters around which contracts will be subject to further regulation under the Dodd-Frank Act.

Provisions in the Dodd-Frank Act include new capital and margin requirements and the mandatory use of clearinghouse mechanisms for many OTC derivative transactions. The CFTC, SEC and other federal regulators have been developing the rules and regulations enacting the provisions of the Dodd-Frank Act. Because there is a prescribed phase-in period during which most of the mandated rulemaking and regulations will be implemented, it is not possible at this time to gauge the exact nature and full scope of the impact of the Dodd-Frank Act on the Portfolio. However, swap dealers, major market participants and swap counterparties have become, and continue to become subject to new and/or additional regulations, requirements, compliance burdens and associated costs. The new law and the rules promulgated thereunder may negatively impact the Portfolio’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, new position limits imposed on the Portfolio or its counterparties may impact that Portfolio’s ability to invest in futures, options and swaps in a manner that efficiently meets its investment objective. New requirements even if not directly applicable to the Portfolio, including capital requirements, changes to the CFTC speculative position limits regime and mandatory clearing, may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors.

Structured Products

The Portfolio may invest in structured products, including instruments such as credit-linked securities, commodity-linked notes and structured notes, which are potentially high-risk derivatives. For example, a structured product may combine a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a structured product may be increased or decreased, depending on changes in the value of the benchmark. An example of a structured product could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a structured product would be a combination of a bond and a call option on oil.

Structured products can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Structured products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a structured product. Under certain conditions, the redemption value of a structured product could be zero. Thus, an investment in a structured product may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of structured products also exposes the Portfolio to the credit risk of the issuer of the structured product. These risks may cause significant fluctuations in the net asset value of the Portfolio.

Credit-Linked Securities. Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high yield or other fixed income markets. For example, the Portfolio may invest in credit-linked securities as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Portfolio would receive as an investor in the trust. The Portfolio’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Commodity-Linked Notes. Certain structured products may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked structured products may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Portfolio will only invest in commodity-linked structured products that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.

Structured Notes and Indexed Securities. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. To the extent the Portfolio invests in these notes and securities, however, PIMCO analyzes these notes and securities in its overall assessment of the effective duration of the Portfolio’s holdings in an effort to monitor the Portfolio’s interest rate risk.

Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the Portfolio’s investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Equity-Linked Securities and Equity-Linked Notes. The Portfolio may invest a portion of its assets in equity-linked securities. Equity-linked securities are privately issued derivative securities that have a return component based on the performance of a single stock, a basket of stocks, or a stock index. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, other derivative instruments.

An equity-linked note is a note, typically issued by a company or financial institution, whose performance is tied to a single stock, a basket of stocks, or a stock index. Generally, upon the maturity of the note, the holder receives a return of principal based on the capital appreciation of the linked securities. The terms of an equity-linked note may also provide for the periodic interest payments to holders at either a fixed or floating rate. Because the notes are equity linked, they may return a lower amount at maturity due to a decline in value of the linked security or securities. To the extent the Portfolio invests in equity-linked notes issued by foreign issuers, it will be subject to the risks associated with the debt securities of foreign issuers and with securities denominated in foreign currencies. Equity-linked notes are also subject to default risk and counterparty risk.

Munici pal Bonds

The Portfolio may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities, the income of which is exempt from federal income tax (“Municipal Bonds”).

Municipal Bonds share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The Municipal Bonds which the Portfolio may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

The Portfolio may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects or industrial development bonds.

The Portfolio may invest in pre-refunded Municipal Bonds. Pre-refunded Municipal Bonds are tax-exempt bonds that have been refunded to a call date prior to the final maturity of principal, or, in the case of pre-refunded Municipal Bonds commonly referred to as “escrowed-to-maturity bonds,” to the final maturity of principal, and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded Municipal Bonds held by the Portfolio is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities (“Agency Securities”)). As the payment of principal and interest is generated from securities held in an escrow account established by the municipality and an independent escrow agent, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded Municipal Bond do not guarantee the price movement of the bond before maturity. Issuers of Municipal Bonds refund in advance of maturity the outstanding higher cost debt and issue new, lower cost debt, placing the proceeds of the lower cost issuance into an escrow account to pre-refund the older, higher cost debt. Investments in pre-refunded Municipal Bonds held by the Portfolio may subject the Portfolio to interest rate risk, market risk and credit risk. In addition, while a secondary market exists for pre-refunded Municipal Bonds, if the Portfolio sells pre-refunded Municipal Bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale. To the extent permitted by the SEC and the Internal Revenue Service (“IRS”), the Portfolio’s investment in pre-refunded Municipal Bonds backed by U.S. Treasury and Agency securities in the manner described above, will, for purposes of applicable diversification tests, be considered an investment in the respective U.S. Treasury and Agency securities.

Under the Internal Revenue Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.

The Portfolio may invest in Build America Bonds. Build America Bonds are tax credit bonds created by the American Recovery and Reinvestment Act of 2009, which authorizes state and local governments to issue Build America Bonds as taxable bonds in 2009 and 2010, without volume limitations, to finance any capital expenditures for which such issuers could otherwise issue traditional tax-exempt bonds. State and local governments may receive a direct federal subsidy payment for a portion of their borrowing costs on Build America Bonds equal to 35% of the total coupon interest paid to investors. The state or local government issuer can elect to either take the federal subsidy or pass the 35% tax credit along to bondholders. The tax credits can generally be used to offset federal income taxes and the alternative minimum tax, but such credits are generally not refundable. Build America Bonds involve similar risks as Municipal Bonds, including credit and market risk. They are intended to assist state and local governments in financing capital projects at lower borrowing costs and are likely to attract a broader group of investors than tax-exempt Municipal Bonds. As a result, the Portfolio may have increased its holdings of Build America Bonds and other investments permitted by the Portfolio’s investment objectives and policies during 2010. The Build America Bond program expired on December 31, 2010, at which point no further issuance of new Build America Bonds was permitted. As of the date of this Statement of Additional Information, there is no indication that Congress will renew the program to permit issuance of new Build America Bonds.

The Portfolio may invest in municipal lease obligations. Municipal leases are instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities (“municipal lease obligations”). Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation may be backed by the municipality’s covenant to budget for, appropriate funds for and make the payments due under the lease obligation. However, certain municipal lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. In deciding whether to purchase a lease obligation, the Portfolio will assess the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. Municipal lease obligations may be less readily marketable than other municipal securities.

Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources. That revenue might be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions.

Municipal leases may also be subject to “abatement risk.” The leases underlying certain municipal lease obligations may state that lease payments are subject to partial or full abatement. That abatement might occur, for example, if material damage to or destruction of the leased property interferes with the lessee’s use of the property. However, in some cases that risk might be reduced by insurance covering the leased property, or by the use of credit enhancements such as letters of credit to back lease payments, or perhaps by the lessee’s maintenance of reserve monies for lease payments. While the obligation might be secured by the lease, it might be difficult to dispose of that property in case of a default.

The Portfolio’s Board of Trustees has adopted guidelines to govern the purchase of municipal lease obligations and the determination of the liquidity of municipal lease obligations purchased by the Portfolio for purposes of compliance with the Portfolio’s investment restrictions with respect to illiquid securities. In determining whether a municipal lease obligation is liquid and is therefore not subject to the Portfolio’s limitations on investing in illiquid securities, PIMCO considers, on a case-by-case basis, the following factors:

1.	the frequency of trades and quotes for the municipal lease obligation over the course of the last six months or as otherwise reasonably determined by PIMCO;

2.

the number of dealers willing to purchase or sell the municipal lease obligation and the number of other potential purchases over the course of the last six months or as otherwise reasonably determined by PIMCO;

3.	any dealer undertakings to make a market in the municipal lease obligation;

4.

the nature of the municipal lease obligation and the nature of the market for the municipal lease obligation (i.e., the time needed to dispose of the municipal lease obligation, the method of soliciting offers, and the mechanics of transfer); and

5.	other factors, if any, which PIMCO deems relevant to determining the existence of a trading market for such municipal lease obligation.

Once a municipal lease obligation is acquired by the Portfolio, PIMCO monitors the liquidity of such municipal lease obligation pursuant to the considerations set forth above. PIMCO also evaluates the likelihood of a continuing market for municipal lease obligations and their credit quality. The Portfolio may purchase unrated municipal lease obligations if determined by PIMCO to be of comparable quality to rated securities in which the Portfolio is permitted to invest. The Portfolio may also acquire illiquid municipal lease obligations, subject to the Portfolio’s investment restrictions with respect to illiquid securities generally.

The Portfolio may seek to enhance its yield through the purchase of private placements. These securities are sold through private negotiations, usually to institutions or mutual funds, and may have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability. The Portfolio may not invest more than 15% of its net assets in illiquid securities, including unmarketable private placements.

Some longer-term Municipal Bonds give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request - usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the Portfolio would hold the longer-term security, which could experience substantially more volatility.

The Portfolio may invest in municipal warrants, which are essentially call options on Municipal Bonds. In exchange for a premium, municipal warrants give the purchaser the right, but not the obligation, to purchase a Municipal Bond in the future. The Portfolio may purchase a warrant to lock in forward supply in an environment where the current issuance of bonds is sharply reduced. Like options, warrants may expire worthless and they may have reduced liquidity.

The Portfolio may invest in Municipal Bonds with credit enhancements such as letters of credit, municipal bond insurance and Standby Bond Purchase Agreements (“SBPAs”). Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying Municipal Bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any portfolio. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured Municipal Bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. A significant portion of insured Municipal Bonds that have been issued and are outstanding is insured by a small number of insurance companies, an event involving one or more of these insurance companies, such as a credit rating downgrade, could have a significant adverse effect on the value of the Municipal Bonds insured by that insurance company and on the Municipal Bond markets as a whole. Downgrades of certain insurance companies have negatively impacted the price of certain insured Municipal Bonds. Given the large number of potential claims against the insurers of Municipal Bonds, there is a risk that they will not be able to meet all future claims. An SBPA is a liquidity facility provided to pay the purchase price of bonds that cannot be re-marketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

The Portfolio may invest in trust certificates issued in tender option bond programs. In these programs, a trust typically issues two classes of certificates and uses the proceeds to purchase municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates.

The holders of floating rate certificates have the benefit of the agreement of a credit worthy third party agent, such as a bank, broker-dealer or other financial institution, to remarket and/or purchase the floating rate certificates at face value upon tender by the holder. The agent receives periodic fees to remarket and provide liquidity for the floating rate certificates. As a result of this agreement, the holder of a floating rate certificate effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. The remarketing/liquidity agent normally will not be obligated to remarket or purchase tendered floating certificates in the event of certain defaults of the issuer of the municipal securities, a determination of taxability on the underlying municipal securities or a downgrading below agreed levels in the credit rating assigned to the underlying municipal securities. There is a risk that the Portfolio investing in a tender option bond program will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of, among other things, a credit rating downgrade, a payment default or a disqualification from tax-exempt status.

These programs are intended to provide the holders of certificates with tax-exempt income at a variable rate. One class of investors earns interest at a rate based on current short-term tax-exempt interest rates and may tender its holdings at par to a remarketing agent at agreed-upon intervals. In the event of a failed remarketing, except in limited circumstances, a liquidity provider steps in to provide for the purchase of the certificates. A second class of investors has a residual income interest (earning any net income produced by the underlying bonds that exceeds the variable income paid to the other class of investors) and bears first loss risk that the underlying bonds decline in value because of changes in market interest rates or for other reasons. Under the terms of such programs, both investor classes bear the risk of loss that would result from a payment default on the underlying bonds as well as from other potential, yet remote, credit or structural events. If the trust in a tender option bond program would fail to qualify as a partnership for federal income tax purposes, the trust could become subject to entity level tax and the certificate holders could receive taxable ordinary income.

Regulators recently finalized rules implementing Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. Both the Volcker Rule and the Risk Retention Rules apply to tender option bond programs and operate to require that such programs be restructured. In particular, when effective, these rules effectively will preclude banking entities from: (i) sponsoring or acquiring interests in the trusts used to hold a Municipal Bond in the creation of tender option bond trusts; and (ii) continuing to service or maintain relationships with existing programs involving such trusts to the same extent and in the same capacity as existing programs. The results of these rules are not certain, and there can be no assurance that appropriate restructuring of existing trusts will be possible or that the creation of new trusts will continue. Because of the role that tender option bond programs play in the Municipal Bond market, it is possible that implementation of these rules may adversely impact the Municipal Bond market. For example, as a result of the implementation of these rules, the Municipal Bond market may experience reduced demand or liquidity and increased financing costs.

The Portfolio also may invest in participation interests. Participation interests are various types of securities created by converting fixed rate bonds into short-term, variable rate certificates. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. The Portfolio will invest only in such securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter.

Municipal Bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

The recent economic downturn and budgetary constraints have made Municipal Bonds more susceptible to downgrade, default and bankruptcy. In addition, difficulties in the Municipal Bond markets could result in increased illiquidity, volatility and credit risk, and a decrease in the number of Municipal Bond investment opportunities. The value of Municipal Bonds may also be affected by uncertainties involving the taxation of Municipal Bonds or the rights of Municipal Bond holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on Municipal Bonds are introduced before Congress from time to time. These legal uncertainties could affect the Municipal Bond market generally, certain specific segments of the market, or the relative credit quality of particular securities.

The Portfolio may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions. The Portfolio also may sell Municipal Bonds due to changes in PIMCO’s evaluation of the issuer or cash needs resulting from redemption requests for Portfolio shares. The secondary market for Municipal Bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect the Portfolio’s ability to sell particular Municipal Bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities. Additionally, Municipal Bonds rated below investment grade (i.e., high yield Municipal Bonds) may not be as liquid as higher-rated Municipal Bonds. Reduced liquidity in the secondary market may have an adverse impact on the market price of a Municipal Bond and on the Portfolio’s ability to sell a Municipal Bond in response to changes or anticipated changes in economic conditions or to meet the Portfolio’s cash needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing the Portfolio’s portfolio. For more information on high yield securities please see “High Yield Securities (“Junk Bonds”) and Securities of Distressed Companies” above.

Prices and yields on Municipal Bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

The Portfolio may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying Municipal Bonds. In a typical custodial receipt arrangement, an issuer or third party owner of Municipal Bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Bonds. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Bond. Custodial receipts are sold in private placements. The value of a custodial receipt may fluctuate more than the value of a Municipal Bond of comparable quality and maturity.

The perceived increased likelihood of default among issuers of Municipal Bonds has resulted in constrained illiquidity, increased price volatility and credit downgrades of issuers of Municipal Bonds. Local and national market forces—such as declines in real estate prices and general business activity—may result in decreasing tax bases, fluctuations in interest rates, and increasing construction costs, all of which could reduce the ability of certain issuers of Municipal Bonds to repay their obligations. Certain issuers of Municipal Bonds have also been unable to obtain additional financing through, or must pay higher interest rates on, new issues, which may reduce revenues available for issuers of Municipal Bonds to pay existing obligations. In addition, events have demonstrated that the lack of disclosure rules in this area can make it difficult for investors to obtain reliable information on the obligations underlying Municipal Bonds. Adverse developments in the Municipal Bond market may negatively affect the value of all or a substantial portion of a fund’s holdings in Municipal Bonds.

Obligations of issuers of Municipal Bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Portfolio’s Municipal Bonds in the same manner.

Delayed Funding Loans and Revolving Credit Facilities

The Portfolio may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Portfolio is committed to advance additional funds, it will at all times segregate or “earmark” assets, determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet such commitments.

The Portfolio may invest in delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Portfolio currently intends to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Portfolio’s limitation on illiquid investments. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see “Indebtedness, Loan Participations and Assignments.” Participation interests in revolving credit facilities will be subject to the limitations discussed in “Indebtedness, Loan Participations and Assignments.” Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by the Portfolio.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Portfolio may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When such purchases or sales are outstanding, the Portfolio will segregate or “earmark” liquid assets in an amount sufficient to meet the purchase price. Typically, no income accrues on securities the Portfolio has committed to purchase prior to the time delivery of the securities is made, although the Portfolio may earn income on securities it has segregated or “earmarked.”

When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Portfolio is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Portfolio’s other investments. If the other party to a transaction fails to deliver the securities, the Portfolio could miss a favorable price or yield opportunity. If the Portfolio remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Portfolio has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Portfolio could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Portfolio will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date.

The Portfolio may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss. There is no percentage limitation on the extent to which the Portfolio may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

Standby Commitment Agreements

The Portfolio may enter into standby commitment agreements, which are agreements that obligate a party, for a set period of time, to buy a certain amount of a security that may be issued and sold at the option of the issuer. The price of a security purchased pursuant to a standby commitment agreement is set at the time of the agreement. In return for its promise to purchase the security, the Portfolio receives a commitment fee based upon a percentage of the purchase price of the security. The Portfolio receives this fee whether or not it is ultimately required to purchase the security.

There is no guarantee that the securities subject to a standby commitment agreement will be issued or, if such securities are issued, the value of the securities on the date of issuance may be more or less than the purchase price. The Portfolio will limit its investments in standby commitment agreements with remaining terms exceeding seven days pursuant to the Portfolio’s limitation on investments in illiquid securities. The Portfolio will record the purchase of a standby commitment agreement, and will reflect the value of the security in the Portfolio’s net asset value, on the date on which the security can reasonably be expected to be issued.

Infrastructure Investments

Infrastructure entities include companies in the infrastructure business and infrastructure projects and assets representing a broad range of businesses, types of projects and assets. The risks that may be applicable to an infrastructure entity vary based on the type of business, project or asset, its location, the developmental stage of a project and an investor’s level of control over the management or operation of the entity.

Infrastructure entities are typically subject to significant government regulations and other regulatory and political risks, including expropriation; political violence or unrest, including war, sabotage or terrorism; and unanticipated regulatory changes by a government or the failure of a government to comply with international treaties and agreements. Additionally, an infrastructure entity may do business with state-owned suppliers or customers that may be unable or unwilling to fulfill their contractual obligations. Changing public perception and sentiment may also influence a government’s level of support or involvement with an infrastructure entity.

Companies engaged in infrastructure development and construction and infrastructure projects or assets that have not been completed will be subject to construction risks, including construction delays; delays in obtaining permits and regulatory approvals; unforeseen expenses resulting from budget and cost overruns; inexperienced contractors and contractor errors; and problems related to project design and plans. Due to the numerous risks associated with construction and the often incomplete or unreliable data about projected revenues and income for a project, investing in the construction of an infrastructure project involves significant risks. The ability to obtain initial or additional financing for an infrastructure project is often directly tied to its stage of development and the availability of operational data. A project that is complete and operational is more likely to obtain financing than a project at an earlier stage of development. Additionally, an infrastructure entity may not be able to obtain needed additional financing, particularly during periods of turmoil in the capital markets. The cost of compliance with international standards for project finance may increase the cost of obtaining capital or financing for a project. Alternatively, an investment in debt securities of infrastructure entities may also be subject to prepayment risk if lower-cost financing becomes available.

Infrastructure projects or assets may also be subject to operational risks, including the project manager’s ability to manage the project; unexpected maintenance costs; government interference with the operation of an infrastructure project or asset; obsolescence of project; and the early exit of a project’s equity investors. Additionally, the operator of an infrastructure project or asset may not be able to pass along the full amount of any cost increases to customers.

An infrastructure entity may be organized under a legal regime that may provide investors with limited recourse against the entity’s assets, the sponsor or other non-project assets and there may be restrictions on the ability to sell or transfer assets. Financing for infrastructure projects and assets is often secured by cash flows, underlying contracts, and project assets. An investor may have limited options and there may be significant costs associated with foreclosing upon any assets that secure repayment of a financing.

Short Sales

The Portfolio may make short sales of securities to: (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation that the market price of that security will decline.

When the Portfolio makes a short sale, it will often borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. In connection with short sales of securities, the Portfolio may pay a fee to borrow securities or maintain an arrangement with a broker to borrow securities, and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

The Portfolio may invest pursuant to a risk arbitrage strategy to take advantage of a perceived relationship between the value of two securities. Frequently, a risk arbitrage strategy involves the short sale of a security.

To the extent that the Portfolio engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets that PIMCO determines to be liquid in accordance with procedures established by the Board of Trustees and that is equal to the current market value of the securities sold short, or will ensure that such positions are covered by “offsetting” positions, until the Portfolio replaces the borrowed security. A short sale is “against the box” to the extent that the Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Portfolio will engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent the Portfolio engages in short selling in foreign (non-U.S.) jurisdictions, the Portfolio will do so to the extent permitted by the laws and regulations of such jurisdiction.

144A Securities

In addition to the Portfolio’s investments in privately placed and unregistered securities, the Portfolio may also invest in securities sold pursuant to Rule 144A of the 1933 Act. Such securities are commonly known as “144A securities” and may only be resold under certain circumstances to other institutional buyers. 144A securities frequently trade in an active secondary market and are treated as liquid under procedures approved by the Board of Trustees. As a result of the resale restrictions on 144A securities, there is a greater risk that they will become illiquid than securities registered with the SEC.

Regulation S Securities

The Portfolio may invest in the securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the SEC pursuant to Regulation S under the 1933 Act (“Regulation S Securities”). Offerings of Regulation S Securities may be conducted outside of the United States. Because Regulation S Securities are subject to legal or contractual restrictions on resale, Regulation S Securities may be considered illiquid. If a Regulation S Security is determined to be illiquid, the investment will be included with the Portfolio’s 15% of net assets limitation on investment in illiquid securities. Furthermore, because Regulation S Securities are generally less liquid than registered securities, the Portfolio may take longer to liquidate these positions than would be the case for publicly traded securities. Although Regulation S Securities may be resold in privately negotiated transactions, the price realized from these sales could be less than those originally paid by the Portfolio. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Accordingly, Regulation S Securities may involve a high degree of business and financial risk and may result in substantial losses.

Illiquid Securities

The Portfolio may invest up to 15% of its net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities. Illiquid securities are considered to include, among other things, written OTC options, securities or other liquid assets being used as cover for such options, repurchase agreements with remaining maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws (other than 144A securities and certain commercial paper that PIMCO has determined to be liquid under procedures approved by the Board of Trustees).

Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

Loans of Portfolio Securities

For the purpose of achieving income, the Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions, provided: (i) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposits, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to 102% or the market value (plus accrued interest) of the securities loaned or 105% of the market value (plus accrued interest) of the securities loaned if the borrowed securities are principally cleared and settled outside of the U.S.; (ii) the Portfolio may at any time call the loan and obtain the return of the securities loaned; (iii) the Portfolio will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Portfolio (including the collateral received with respect to such loans). The Portfolio’s performance will continue to reflect the receipt of either interest through investment of cash collateral by the Portfolio in permissible investments, or a fee, if the collateral is U.S. Government securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the securities loaned or become insolvent. The Portfolio may pay lending fees to the party arranging the loan. Cash collateral received by the Portfolio in securities lending transactions may be invested in short-term liquid fixed income instruments or in money market or short-term funds, or similar investment vehicles, including affiliated money market or short-term mutual funds. The Portfolio bears the risk of such investments.

Investments in Business Development Companies (“BDCs”)

The Portfolio may invest in BDCs, which typically operate as publicly traded private equity firms that invest in early stage to mature private companies as well as small public companies. BDCs are regulated under the

1940 Act and are taxed as regulated investment companies under the Code. BDCs realize operating income when their investments are sold off, and therefore maintain complex organizational, operational, tax and compliance requirements. For tax purposes, BDCs generally intend to qualify for taxation as regulated investment companies. To so qualify, BDCs must satisfy certain asset diversification and source of income tests and must generally distribute at least 90% of their taxable earnings as dividends. Under the 1940 Act, BDCs are also required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less. Generally, little public information exists for private and thinly traded companies and there is a risk that investors may not be able to make a fully informed decision. Additionally, a BDC may only incur indebtedness in amounts such that the BDC’s asset coverage equals at least 200% after such incurrence. These limitations on asset mix and leverage may prohibit the way that the BDC raises capital.

Government Intervention in Financial Markets

Instability in the financial markets during and after the 2008-2009 financial downturn has led the U.S. Government and governments across the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Most significantly, the U.S. Government has enacted a broad-reaching regulatory framework over the financial services industry and consumer credit markets, the potential impact of which on the value of securities held by the Portfolio is unknown. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolio itself is regulated. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Portfolio’s portfolio holdings. Furthermore, volatile financial markets can expose the Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The Portfolio has established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. PIMCO will monitor developments and seek to manage the Portfolio in a manner consistent with achieving the Portfolio’s investment objective, but there can be no assurance that it will be successful in doing so.

The value of the Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a fund invests. In the event of such a disturbance, issuers of securities held by the Portfolio may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Tempor ary Investment

If PIMCO believes that economic or market conditions are unfavorable to investors, PIMCO may temporarily invest up to 100% of the Portfolio’s assets in certain defensive strategies, including holding a substantial portion of the Portfolio’s assets in cash, cash equivalents or other highly rated short-term securities, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. As discussed in this Statement of Additional Information, the Portfolio may also invest in affiliated money market and/or short-term bond funds for temporary cash management purposes.

Increasing Government Debt

The total public debt of the United States as a percent of gross domestic product has grown rapidly since the beginning of the 2008-2009 financial downturn. Governmental agencies project that the United States will continue to maintain high debt levels for the foreseeable future. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.

A high national debt level may increase market pressures to meet government funding needs, which may drive debt costs higher and cause the U.S. Treasury to sell additional debt with shorter maturity periods, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. Government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can cause declines in the valuation of currencies, and can prevent the U.S. Government from implementing effective counter-cyclical fiscal policy in economic downturns.

In August 2011, S&P lowered its long-term sovereign credit rating on the U.S. In explaining the downgrade, S&P cited, among other reasons, controversy over raising the statutory debt ceiling and growth in public spending. The ultimate impact of the downgrade is uncertain, but it may lead to increased interest rates and volatility, particularly if other rating agencies similarly lower their ratings on the U.S. The market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by a sovereign credit rating downgrade. Moreover, additional credit rating downgrades of U.S. sovereign debt or of U.S. government-sponsored enterprises may result in financial market declines, increased volatility and significant disruption across various financial markets and asset classes. This could adversely affect the value of the Portfolio’s investments.

Inflation and Deflation

The Portfolio may be subject to inflation and deflation risk. Inflation risk is the risk that the present value of assets or income of the Portfolio will be worth less in the future as inflation decreases the present value of money. The Portfolio’s dividend rates or borrowing costs, where applicable, may also increase during periods of inflation. This may further reduce Portfolio performance. Deflation risk is the risk that prices throughout the economy decline over time creating an economic recession, which could make issuer default more likely and may result in a decline in the value of the Portfolio’s assets. Generally, securities issued in emerging markets are subject to a greater risk of inflationary or deflationary forces and more developed markets are better able to use monetary policy to normalize markets.

Regulatory Risk

Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. Many of the changes required by the Dodd-Frank Act could materially impact the profitability of the Portfolio and the value of assets it holds, expose the Portfolio to additional costs, require changes to investment practices, and adversely affect the Portfolio’s ability to pay dividends. For example, the Volcker Rule’s restrictions on proprietary trading may negatively impact fixed income market making capacity and could, therefore, result in reduced liquidity in fixed income markets. While there continues to be uncertainty about the full impact of these and other regulatory changes, it is the case that the Portfolio will be subject to a more complex regulatory framework, and may incur additional costs to comply with new requirements as well as to monitor for compliance in the future.

Portfolio Operations

Operational Risk. An investment in the Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which, could have a material adverse effect on the Portfolio. While the Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk. As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Portfolio to lose proprietary information, suffer data corruption, or lose operational capacity. This in turn could cause the Portfolio to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, and/or financial loss. Cyber security breaches may involve unauthorized access to the Portfolio’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cyber security breaches of the Portfolio’s third party service providers (e.g., administrators, transfer agents, custodians and sub-advisers) or issuers that the Portfolio invests in can also subject the Portfolio to many of the same risks associated with direct cyber security breaches. Like with operational risk in general, the Portfolio has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially since the Portfolio does not directly control the cyber security systems of issuers or third party service providers.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

The investment restrictions set forth below are fundamental policies of the Portfolio and may not be changed without shareholder approval by vote of a majority of the outstanding shares of the Portfolio.

(1) The Portfolio may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(2) The Portfolio may not, with respect to 75% of the Portfolio’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies (whether registered or excluded from registration under Section 3(c) of the 1940 Act), if, as a result (i) more than 5% of the Portfolio’s total assets would be invested in the securities of that issuer, or (ii) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer. For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each guarantor, if any, are treated as separate issuers of Municipal Bonds.

(3) The Portfolio may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, although it may purchase or sell securities or instruments secured by real estate or interests therein or representing interests in real estate, and may make, purchase or sell real estate mortgage loans, or purchase or sell securities or instruments issued by issuers which invest, deal or otherwise engage in real estate or interests therein.

(4) The Portfolio may invest in commodities only as permitted by the 1940 Act or other governing statute, by the rules thereunder, or by the SEC or other regulatory agency with authority over the Portfolio. This restriction shall not prohibit the Portfolio, subject to restrictions described in the Prospectuses and elsewhere in this Statement of Additional Information, from purchasing or selling securities or other instruments backed by commodities or purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, hybrid instruments, or any interest rate or securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(5) The Portfolio may borrow money or issue any senior security, only as permitted under the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6) The Portfolio may make loans, only as permitted under the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(7) The Portfolio may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

(8) Notwithstanding any other fundamental investment policy or limitation, it is a fundamental policy of the Portfolio that it may pursue its investment objective by investing in one or more underlying investment companies or vehicles that have substantially similar investment objectives, policies and limitations as the Portfolio.

Non-Fundamental Investment Restrictions

The Portfolio’s investment objective, as set forth in the Prospectuses under the heading “Investment Objective,” is non-fundamental and may be changed by the Trust’s Board of Trustees without shareholder approval. The Portfolio is also subject to the following non-fundamental restrictions and policies (which may be changed by the Trust’s Board of Trustees without shareholder approval) relating to the investment of its assets and activities.

(A) The Portfolio may not invest more than 15% of its net assets (taken at market value at the time of the investment) in “illiquid securities,” which are defined to include securities subject to legal or contractual restrictions on resale (which may include private placements), repurchase agreements with remaining maturities of more than seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), certain options traded over the counter that the Portfolio has purchased, securities or other liquid assets being used to cover such options the Portfolio has written, securities for which market quotations are not readily available, or other securities which legally or in PIMCO’s opinion may be deemed illiquid (other than any security or instrument that PIMCO has determined to be liquid under procedures adopted by the Board of Trustees).

(B) The Portfolio may not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with covered transactions in options, futures, options on futures and short positions. For purposes of this restriction, the posting of margin deposits or other forms of collateral in connection with swap agreements is not considered purchasing securities on margin.

(C) The Portfolio may not maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except on such conditions as may be set forth in the Prospectuses and in this Statement of Additional Information.

Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. To the extent that borrowings for temporary administrative purposes exceed 5% of the total assets of the Portfolio, such excess shall be subject to the 300% asset coverage requirement.

As noted above, the Portfolio may enter into certain transactions that can be viewed as constituting a form of borrowing or financing transaction by the Portfolio. In such event, the Portfolio covers its commitment under such transactions by segregating or “earmarking” assets determined in accordance with procedures adopted by the Board of Trustees. In addition to covering such commitments in the manner described above, with respect to forwards, futures contracts, options and swaps that are required to cash settle (i.e., where physical delivery of the underlying reference asset is not permitted), the Portfolio is permitted to segregate or “earmark” liquid assets equal to the Portfolio’s daily marked-to-market net obligation under the instrument, if any, rather than the instrument’s full notional value (i.e., the market value of the reference asset underlying the forward or derivative). By doing so, such instruments will not be considered a “senior security” by the Portfolio. By segregating or earmarking liquid assets equal to only its net marked-to-market obligation under forwards or derivatives that are required to cash settle, the Portfolio will have the ability to utilize such instruments to a greater extent than if the Portfolio were required to segregate or earmark liquid assets equal to the full notional value of the instrument.

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Portfolio has adopted an investment policy pursuant to which the Portfolio will not purchase or sell OTC options if, as a result of such transactions, the sum of: (1) the market value of purchased OTC options currently outstanding which are held by the Portfolio; and (2) the market value of the underlying securities (including any collateral posted by the Portfolio) covering OTC options currently outstanding which were sold by the Portfolio, exceeds 15% of the net assets of the Portfolio, taken at market value, together with all other assets of the Portfolio which are illiquid or are otherwise not readily marketable. However, if an OTC option is sold by the Portfolio to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Portfolio has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Portfolio will treat as illiquid such amount of the underlying securities equal to the repurchase price less the amount by which the option is “in-the-money” (i.e., current market value of the underlying securities minus the option’s strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is “in-the-money.” This policy is not a fundamental policy of the Portfolio and may be amended by the Board of Trustees without the approval of shareholders. However, the Portfolio will not change or modify this policy prior to the change or modification by the SEC staff of its position.

For purposes of applying the Portfolio’s investment policies and restrictions (as stated in the Prospectuses and this Statement of Additional Information) swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap, however, in applying certain of the Portfolio’s investment policies and restrictions the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

The Portfolio interprets its policy with respect to concentration in a particular industry under Fundamental Investment Restriction 1, above, to apply to direct investments in the securities of issuers in a particular industry, as defined by the Trust. For purposes of this restriction, a foreign government is considered to be an industry. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to the Portfolio’s industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. Government securities. Similarly, Municipal Bonds issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies and authorities are not subject to the Portfolio’s industry concentration restrictions. In the case of privately issued mortgage-related securities, or any asset-backed securities, the Trust takes the position that such securities do not represent interests in any particular “industry” or group of industries.

For purposes of applying the Portfolio’s policy with respect to diversification under Fundamental Investment Restriction 2, above, traditional bond insurance on a security will not be treated as a separate security, and the insurer will not be treated as a separate issuer of the security. Therefore, the Portfolio’s policy with respect to diversification does not limit the percentage of the Portfolio’s assets that may be invested in securities insured by a single bond insurer.

The Portfolio may invest in certain derivative instruments which, while representing a relatively small amount of the Portfolio’s net assets, provide a greater amount of economic exposure to a particular industry. To the extent that the Portfolio obtains economic exposure to a particular industry in this manner, it may be subject to similar risks of concentration in that industry as if it had invested in the securities of issuers in that industry directly.

The Portfolio interprets its policy with respect to the purchase and sale of commodities or commodities contracts under Fundamental Investment Restriction 4 above to permit the Portfolio, subject to the Portfolio’s investment objectives and general investment policies (as stated in the Prospectuses and elsewhere in this Statement of Additional Information), to invest in securities of other instruments backed by commodities, commodity futures contracts and options thereon, commodity-related swap agreements, hybrid instruments, and other commodity-related derivative instruments and to permit the Portfolio to make direct investments in commodities as permitted by the 1940 Act or other governing statute, by the rules thereunder, or by the SEC or other regulatory agency with authority over the Portfolio.

The Portfolio interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Portfolio, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to exemptive order of the SEC. Pursuant to an exemptive order issued by the SEC on November 19, 2001, the Portfolio may invest daily cash balances of the Portfolio in shares of affiliated money market and/or short-term bond funds in inter-fund lending transactions for temporary cash management purposes. The interest paid by the Portfolio in such an arrangement will be less than that otherwise payable for an overnight loan, and will be in excess of the overnight rate the money market and/or short-term bond funds could otherwise earn as lender in such a transaction.

Unless otherwise indicated, all limitations applicable to Portfolio investments (as stated above and elsewhere in this Statement of Additional Information or in the Prospectuses) apply only at the time of investment. Any subsequent change in the percentage of Portfolio assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Portfolio’s total assets will not require the Portfolio to dispose of an investment.

From time to time, the Portfolio may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as the Portfolio, and the acquisition is determined to be beneficial to Portfolio shareholders (“Voluntary Action”). Notwithstanding any percentage investment limitation listed under this “Investment Restrictions” section or any percentage investment limitation of the 1940 Act or rules thereunder, if the Portfolio has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the Portfolio will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the offering, the Portfolio sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.

Unless otherwise indicated, all percentage limitations on Portfolio investments (as stated throughout this Statement of Additional Information or in the Prospectuses) that are not: (i) specifically included in this “Investment Restrictions” section; or (ii) imposed by the 1940 Act, rules thereunder, the Internal Revenue Code or related regulations (the “Elective Investment Restrictions”), will apply only at the time of investment unless the acquisition is a Voluntary Action. In addition and notwithstanding the foregoing, for purposes of this policy, certain Non-Fundamental Investment Restrictions, as noted above, are also considered Elective Investment Restrictions. The percentage limitations and absolute prohibitions with respect to Elective Investment Restrictions are not applicable to the Portfolio’s acquisition of securities or instruments through a Voluntary Action.

The Portfolio may engage in roll-timing strategies where the Portfolio seeks to extend the expiration or maturity of a position, such as a forward contract, futures contract or to-be-announced (TBA) transaction, on an underlying asset by closing out the position before expiration and contemporaneously opening a new position with respect to the same underlying asset that has substantially similar terms except for a later expiration date. Such “rolls” enable the Portfolio to maintain continuous investment exposure to an underlying asset beyond the expiration of the initial position without delivery of the underlying asset. Similarly, as certain standardized swap agreements transition from over-the-counter trading to mandatory exchange-trading and clearing due to the implementation of Dodd-Frank Act regulatory requirements, the Portfolio may “roll” an existing over-the-counter swap agreement by closing out the position before expiration and contemporaneously entering into a new exchange-traded and cleared swap agreement on the same underlying asset with substantially similar terms except for a later expiration date. These types of new positions opened contemporaneous with the closing of an existing position on the same underlying asset with substantially similar terms are collectively referred to as “Roll Transactions.” Elective

Investment Restrictions (defined in the preceding paragraph), which normally apply at the time of investment, do not apply to Roll Transactions (although Elective Investment Restrictions will apply to the Portfolio’s entry into the initial position). In addition and notwithstanding the foregoing, for purposes of this policy, those Non-Fundamental Investment Restrictions that are considered Elective Investment Restrictions for purposes of the policy on Voluntary Actions (described in the preceding paragraph) are also Elective Investment Restrictions for purposes of this policy on Roll Transactions. The Portfolio will test for compliance with Elective Investment Restrictions at the time of the Portfolio’s initial entry into a position, but the percentage limitations and absolute prohibitions set forth in the Elective Investment Restrictions are not applicable to the Portfolio’s subsequent acquisition of securities or instruments through a Roll Transaction.

The Portfolio’s investment policies, limitations, or practices are applicable “normally” or under “normal circumstances” or “normal market conditions” (as stated above and elsewhere in this Statement of Additional Information or in the Prospectuses). Pursuant to the discretion of PIMCO, these investment policies, limitations, or practices may not apply during periods of abnormal purchase or redemption activity or during periods of unusual or adverse market, economic, political or other conditions. Such market, economic or political conditions may include periods of abnormal or heightened market volatility, strained credit and/or liquidity conditions, or increased governmental intervention in the markets or industries. During such periods, the Portfolio may not invest according to its principal investment strategies or in the manner in which its name may suggest, and may be subject to different and/or heightened risks. It is possible that such unusual or adverse conditions may continue for extended periods of time.

MANAGEMENT OF THE TRUST

Trustees and Officers

The business of the Trust is managed under the direction of the Trust’s Board of Trustees. Subject to the provisions of the Trust’s Trust Instrument, its By-Laws and Delaware law, the Board of Trustees (the “Board”) has all powers necessary and convenient to carry out this responsibility, including the election and removal of the Trust’s officers.

Leadership Structure and Risk Oversight Function

The Board is currently composed of three Trustees, two of whom are not “interested persons” of the Trust (as that term is defined by Section 2(a)(19) of the 1940 Act) (“Independent Trustees”). The Trustees meet periodically throughout the year to discuss and consider matters concerning the Trust and to oversee the Trust’s activities, including its investment performance, compliance program and risks associated with its activities.

Brent R. Harris, a Managing Director and member of the Executive Committee of PIMCO, and therefore an “interested person” of the Trust, serves as Chairman of the Board. The Board has established three standing committees to facilitate the Trustees’ oversight of the management of the Trust: an Audit Committee, a Valuation Oversight Committee and a Governance Committee. The scope of each Committee’s responsibilities is discussed in greater detail below. The Board does not have a lead Independent Trustee; however, the Chairs of the Audit Committee and Governance Committee, each of whom is an Independent Trustee, act as liaisons between the Independent Trustees and the Trust’s management between Board Meetings and, with management, are involved in the preparation of agendas for Board and Committee meetings. The Board believes that, as Chairman, Mr. Harris provides skilled executive leadership to the Trust and performs an essential liaison function between the Trust and PIMCO, its investment adviser. The Board believes that its governance structure allows all of the Independent Trustees to participate in the full range of the Board’s oversight responsibilities. The Board reviews its structure regularly as part of its annual self-evaluation. The Board has determined that its leadership structure is appropriate in light of the characteristics and circumstances of the Trust because it allocates areas of responsibility among the Committees and the Board in a manner that enhances effective oversight. The Board considered, among other things, the role of PIMCO in the day-to-day management of the Trust’s affairs; the extent to which the work of the Board is conducted through the Committees; the number of portfolios that comprise the Trust and other trusts in the fund complex overseen by members of the Board; the variety of asset classes those portfolios include; the net assets of the Portfolio, the Trust and the fund complex; and the management, distribution and other service arrangements of the Portfolio, the Trust and the fund complex.

In its oversight role, the Board has adopted, and periodically reviews, policies and procedures designed to address risks associated with the Trust’s activities. In addition, PIMCO and the Trust’s other service providers have adopted policies, processes and procedures to identify, assess and manage risks associated with the Trust’s activities. The Trust’s senior officers, including, but not limited to, the Chief Compliance Officer (“CCO”) and Treasurer, PIMCO portfolio management personnel and other senior personnel of PIMCO, the Trust’s independent registered public accounting firm (the “independent auditors”) and personnel from the Trust’s third-party service providers make periodic reports to the Board and its Committees with respect to a variety of matters, including matters relating to risk management.

Qualifications of the Trustees

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

Trustees of the Trust

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served/+/	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Interested Trustee[1]
Brent R. Harris (1959) Chairman of the Board and Trustee	03/2010 to present	Managing Director and member of Executive Committee, PIMCO.	172	Chairman and Trustee, PIMCO Equity Series, PIMCO Funds, PIMCO ETF Trust and PIMCO Variable Insurance Trust; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Independent Trustees

E. Philip Cannon (1940) Trustee	03/2010 to present	Private Investor. Formerly, President, Houston Zoo.	172	Trustee, PIMCO Equity Series, PIMCO ETF Trust, PIMCO Funds and PIMCO Variable Insurance Trust.

Peter B. McCarthy (1950) Trustee	09/2011 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	19	Trustee, PIMCO Equity Series.

*	The information for the individuals listed is as of March 31, 2015.
/+/	Trustees serve until their successors are duly elected and qualified.
1	Mr. Harris is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.

The Board has determined that each of the Trustees is qualified to serve as a Trustee of the Trust, based on a review of the experience, qualifications, attributes and skills of each Trustee, including those listed in the table above. Messrs. Harris and Cannon each have significant experience as a Trustee for other funds in the same fund complex as the Trust, and through this experience, are familiar with the Trust’s service providers. The Board has taken into account the commitment of Messrs. Harris and Cannon to the other funds in the complex and participation in Board and committee meetings throughout their tenure on the Board of the other funds in the complex. The Board also took into account Mr. McCarthy’s business experience and service in management positions. The following is a summary of qualifications, experiences and skills of each Trustee (in addition to the principal occupation(s) during the past five years noted in the table above) that support the conclusion that each individual is qualified to serve as a Trustee:

Mr. Harris’s position as a Managing Director of PIMCO and a Member of its Executive Committee give him valuable experience with the day-to-day management of the operation of the Trust as well as other funds within the fund complex, enabling him to provide essential management input to the Board.

Mr. Cannon has experience as the proprietor of a private equity investment firm and as president of a nonprofit entity. His qualifications also include past participation on the board of PIMCO Funds Multi-Manager Series (now known as Allianz Funds), which offers equity funds managed by affiliates of PIMCO. Mr. Cannon also has prior experience as a board member of a public company.

Mr. McCarthy has experience in the areas of financial reporting and accounting, including prior experience as Assistant Secretary and Chief Financial Officer of the United States Department of the Treasury. He also served as Deputy Managing Director of the Institute of International Finance, a global trade association of financial institutions.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Peter G. Strelow (1970) President	02/2014 to present Senior Vice President 11/2013 to 02/2014 Vice President 03/2010 to 11/2013	Managing Director, PIMCO. President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series. President and Principal Executive Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	03/2010 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	03/2010 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brent R. Harris (1959) Senior Vice President	03/2010 to present	Managing Director and current member of Executive Committee, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series.

Douglas M. Hodge (1957) Senior Vice President	02/2014 to present 03/2010 to 05/2013 President 05/2013 to 02/2014	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 – 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series.

Kevin M. Broadwater (1964) Vice President—Senior Counsel	05/2012 to present	Executive Vice President and Deputy General Counsel, PIMCO. Vice President – Senior Counsel, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series.

Joshua D. Ratner (1976) Vice President—Senior Counsel, Secretary	11/2013 to present Assistant Secretary 03/2010 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President – Senior Counsel, Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series. Treasurer and Principal Financial & Accounting Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Vice President, Fidelity Investments.

Eric D. Johnson (1970) Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Henrik P. Larsen (1970) Vice President	03/2010 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 03/2010 to 11/2013	Senior Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Stacie D. Anctil (1969) Assistant Treasurer	03/2010 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	03/2010 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series. Vice President, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2015.

Securities Ownership

Listed below for each Trustee is a dollar range of securities beneficially owned in the Trust together with the aggregate dollar range of equity securities in all registered investment companies overseen by the Trustee that are in the same family of investment companies as the Trust, as of December 31, 2014.

Name of Trustee	Dollar Range of Equity Securities in the Portfolio	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
Interested Trustee
Brent R. Harris	None	Over $100,000
Independent Trustees
E. Philip Cannon	None	Over $100,000
Peter B. McCarthy	None	Over $100,000

To the best of the Trust’s knowledge, as of April 1, 2015, the Trustees and Officers of the Trust, as a group, owned less than 1% of the shares of each class of the Portfolio.

Trustee Ownership of the Investment Adviser and Principal Underwriter, and Their Control Persons

No independent Trustee (or his immediate family members) had any direct or indirect interest, the value of which exceeds $120,000, in the investment adviser, the principal underwriter of the Trust, or any entity controlling, controlled by or under common control with the investment adviser or the principal underwriter of the Trust (not including registered investment companies). Set forth in the table below is information regarding each independent Trustee’s (and his immediate family members’) share ownership in securities of the investment adviser of the Trust, the principal underwriter of the Trust, and any entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Trust (not including registered investment companies), as of December 31, 2014.

Name of Independent Trustee	Name of Owners and Relationships to Trustee	Company	Title of Class	Value of Securities	Percent of Class
E. Philip Cannon	None	None	None	None	None
Peter B. McCarthy	None	None	None	None	None

No independent Trustee or immediate family member has during the two most recently completed calendar years had any securities interest in the principal underwriter of the Trust or the investment adviser or their affiliates (other than the Trust). No independent Trustee or immediate family member has during the two most recently completed calendar years had any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $120,000, with:

•	the Portfolio;

•	an officer of the Portfolio;

•

an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Portfolio or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the investment adviser or principal underwriter of the Portfolio;

•

an officer or an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Portfolio or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the investment adviser or principal underwriter of the Portfolio;

•	the investment adviser or principal underwriter of the Portfolio;

•	an officer of the investment adviser or principal underwriter of the Portfolio;

•	a person directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Portfolio; or

•	an officer of a person directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Portfolio.

With respect to the persons listed in the bullet points above, no independent Trustee or immediate family member has during the two most recently completed calendar years had any direct or indirect relationship, the value of which exceeds $120,000, wherein the relationship included:

(i)	Payments for property or services to or from any such person;

(ii)	Provision of legal services to any such person;

(iii)	Provision of investment banking services to any such person; and

(iv)	Any consulting or other relationship that is substantially similar in nature and scope to the relationships listed in (i) through (iii) above.

Standing Committees

The Committee membership for each Committee is listed as of April 30, 2015, except for the Valuation Oversight Committee, the membership of which is listed as of May 13, 2015. However, the members of any Committee may be changed by the Board of Trustees from time to time. The Trust has an Audit Committee that consists of all of the Independent Trustees (Messrs. Cannon and McCarthy (Chair)). The Audit Committee’s responsibilities include, but are not limited to, (i) assisting the Board’s oversight of the integrity of the Trust’s financial statements, the Trust’s compliance with legal and regulatory requirements, the qualifications and independence of the Trust’s independent auditors, and the performance of such firm; (ii) overseeing the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) overseeing the quality and objectivity of the Trust’s financial statements and the independent audit thereof; and (iv) acting a liaison between the Trust’s independent auditors and the full Board. The Audit Committee also reviews both the audit and non-audit work of the Trust’s independent auditors, submits a recommendation to the Board of Trustees as to the selection of an independent auditor, and reviews generally the maintenance of the Trust’s records and the safekeeping arrangement of the Trust’s custodian. During the fiscal year ended December 31, 2014, there were 4 meetings of the Audit Committee.

The Board of Trustees has formed a Valuation Oversight Committee who has been delegated responsibility by the Board for overseeing determination of the fair value of each Fund’s portfolio securities and other assets on behalf of the Board in accordance with the Fund’s valuation procedures. The Valuation Oversight Committee reviews and approves procedures for the fair valuation of each Fund’s portfolio securities and periodically reviews information from PIMCO regarding fair value determinations made pursuant to Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular fair valuation and other valuation matters. In certain circumstances as specified in the Trust’s valuation policies, the Valuation Oversight Committee may also determine the fair value of portfolio holdings after consideration of all relevant factors, which determinations shall be reported to the full Board of Trustees. The Valuation Oversight Committee currently consists of Messrs. Cannon (co-Lead), Harris and McCarthy (co-Lead). However, the members of this committee may be changed by the Board of Trustees from time to time. During the fiscal year ended December 31, 2014, there were 12 meetings of the Valuation Committee (the predecessor committee to the Valuation Oversight Committee).

The Trust also has a Governance Committee, which is currently composed of all of the Trustees and which is responsible for the selection and nomination of candidates to serve as Trustees of the Trust. Only members of the Committee that are Independent Trustees (Messrs. Cannon (Chair) and McCarthy) vote on the nomination of Independent Trustee candidates.

The Governance Committee has a policy in place for considering trustee candidates recommended by shareholders. The Governance Committee may consider potential trustee candidates recommended by shareholders provided that the proposed candidates: (i) satisfy any minimum qualifications of the Trust for its Trustees and (ii) are not “interested persons” of the Trust or the investment adviser within the meaning of the 1940 Act. The Governance Committee will not consider submissions in which the Nominating Shareholder is the trustee candidate.

Any shareholder (a “Nominating Shareholder”) submitting a proposed trustee candidate must continuously own as of record, or beneficially through a financial intermediary, shares of the Trust having a net asset value of not less than $25,000 during the two-year period prior to submitting the proposed trustee candidate. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the special meeting of shareholders to elect trustees.

All trustee candidate submissions by Nominating Shareholders must be received by the Portfolio by the deadline for submission of any shareholder proposals which would be included in the Portfolio’s proxy statement for the next special meeting of shareholders of the Portfolio.

Nominating Shareholders must substantiate compliance with these requirements at the time of submitting their proposed trustee nominee to the attention of the Trust’s Secretary. Notice to the Trust’s Secretary should be provided in accordance with the deadline specified above and include, (i) the Nominating Shareholder’s contact information; (ii) the number of Portfolio shares which are owned of record and beneficially by the Nominating Shareholder and the length of time which such shares have been so owned by the Nominating Shareholder; (iii) a description of all arrangements and understandings between the Nominating Shareholder and any other person or persons (naming such person or persons) pursuant to which the submission is being made and a description of the relationship, if any, between the Nominating Shareholder and the trustee candidate; (iv) the trustee candidate’s contact information, age, date of birth and the number of Portfolio shares owned by the trustee candidate; (v) all information regarding the trustee candidate’s qualifications for service on the Board of Trustees as well as any information regarding the trustee candidate that would be required to be disclosed in solicitations of proxies for elections of trustees required by Regulation 14A of the 1934 Act (the “1934 Act”), had the trustee candidate been nominated by the Board; (vi) whether the Nominating Shareholder believes the trustee candidate would or would not be an “interested person” of the Portfolio, as defined in the 1940 Act and a description of the basis for such belief; and (vii) a notarized letter executed by the trustee candidate, stating his or her intention to serve as a nominee and be named in the Portfolio’s proxy statement, if nominated by the Board of Trustees, and to be named as a trustee if so elected.

During the fiscal year ended December 31, 2014, there were 2 meetings of the Governance Committee.

Compensation Table

The following table sets forth information regarding compensation received by the Trustees for the fiscal year ended December 31, 2014:

Name and Position	Aggregate Compensation from Trust[1]	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Total Compensation from Trust and Fund Complex Paid to Trustees
E. Philip Cannon[2] Trustee	$18,500	N/A	$437,300
Peter B. McCarthy Trustee	$20,750	N/A	$112,500

1 During the Trust’s fiscal year ending December 31, 2014, each Trustee, other than the Trustee affiliated with PIMCO, or its affiliates, received an annual retainer of $10,000, plus $1,500 for each Board of Trustees meeting attended in person, $250 ($375 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $375 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $2,000 and each other committee chair received an additional annual retainer of $250. Effective May 13, 2015, each Trustee, other than the Trustees affiliated with PIMCO, or its affiliates, receives $750 for each Valuation Oversight Committee meeting attended. In addition, the Valuation Oversight Committee co-leads together receive an additional annual retainer of $1,000, which amount is divided evenly among the co-leads so that each individually receives an additional annual retainer of $500.

2 During the one-year period ending December 31, 2014, Mr. Cannon served as Trustee of PIMCO Funds, a registered open-end management investment company, as Trustee of PIMCO Variable Insurance Trust, a registered open-end management investment company and as Trustee of PIMCO ETF Trust, a registered open-end management investment company and as Trustee of PIMCO Equity Series, a registered open-end management investment company.

Effective January 1, 2015, for his service to PIMCO Funds, Mr. Cannon receives an annual retainer of $145,000, plus $15,000 for each Board of Trustees meeting attended in person, $750 ($2,000 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $2,250. Prior to January 1, 2015, for his services to PIMCO Funds, Mr. Cannon received an annual retainer of $145,000, plus $15,000 for each Board of Trustees meeting attended in person, $750 ($2,000 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $15,000 and each other committee chair received an additional annual retainer of $2,250.

Effective January 1, 2015, for his service to PIMCO Variable Insurance Trust, Mr. Cannon receives an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000 and each other committee chair receives an additional annual retainer of $1,500. Prior to January 1, 2015, for his service to PIMCO Variable Insurance Trust, Mr. Cannon received an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $5,000 and each other committee chair received an additional annual retainer of $1,500.

Effective January 1, 2015, for his service to PIMCO ETF Trust, Mr. Cannon receives an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000 and each other committee chair receives an additional annual retainer of $1,250. Prior to January 1, 2015, for his service to PIMCO ETF Trust, Mr. Cannon received an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $5,000 and each other committee chair received an additional annual retainer of $1,250.

For their services to PIMCO Equity Series, each Trustee, other than the Trustee affiliated with PIMCO, or its affiliates, received an annual retainer of $60,000, plus $4,750 for each Board of Trustees meeting attended in person, $375 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $7,500 and each other committee chair received an additional annual retainer of $750.

Control Persons and Principal Holders of Securities

As of April 2, 2015, the following persons owned of record or beneficially 5% or more of the noted classes of shares of the Portfolio.

PORTFOLIO NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
GLOBAL DIVIDEND PORTFOLIO	Advisor	**	ALLIANZ LIFE INS CO OF N AMERICA, ATTN FINANCIAL PRODUCTS FINANCIAL, 5701 GOLDEN HILLS DR, MINNEAPOLIS MN 55416-1297	27,275,043	*	93.98%

GLOBAL DIVIDEND PORTFOLIO	Institutional	**	ALLIANZ LIFE OF NEW YORK, 5701 GOLDEN HILLS DR, MINNEAPOLIS MN 55416-1297	309,158.60		7.70%
GLOBAL DIVIDEND PORTFOLIO	Institutional	**	ALLIANZ LIFE INS CO OF N AMERICA, ATTN FINANCIAL PRODUCTS FINANCIAL, 5701 GOLDEN HILLS DR, MINNEAPOLIS MN 55416-1297	3,705,613	*	92.29%
*	Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to “control” the Funds, as that term is defined in the 1940 Act.
**	Shares are believed to be held only as nominee.

Investment Adviser

PIMCO, a Delaware limited liability company, serves as investment adviser to the Portfolio pursuant to an investment advisory contract (“Advisory Contract”) between PIMCO and the Trust. PIMCO is located at 650 Newport Center Drive, Newport Beach, California 92660. PIMCO had approximately $1.58 trillion of assets under management as of March 31, 2015.

PIMCO is a majority owned subsidiary of Allianz Asset Management with minority interests held by certain of its current and former officers, by Allianz Asset Management of America LLC, and by PIMCO Partners, LLC, a California limited liability company. Prior to December 31, 2011, Allianz Asset Management was named Allianz Global Investors of America L.P. PIMCO Partners, LLC is owned by certain current and former officers of PIMCO. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE.

Allianz SE is a European based, multinational insurance and financial services holding company and a publicly traded German company. As of December 31, 2014, PIMCO had third-party assets under management of €1.274 bn.

The general partner of Allianz Asset Management has substantially delegated its management and control of Allianz Asset Management to a Management Board. The Management Board of Allianz Asset Management is comprised of John C. Maney.

There are currently no significant institutional shareholders of Allianz SE. Absent an SEC exemption or other regulatory relief, the Portfolio generally is precluded from effecting principal transactions with brokers that are deemed to be affiliated persons of the Portfolio, the Adviser or the Sub-Adviser, and the Portfolio’s ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker is subject to restrictions. Similarly, the Portfolio’s ability to utilize affiliated brokers for agency transactions is subject to the restrictions of Rule 17e-1 under the 1940 Act. PIMCO does not believe that the restrictions on transactions with the affiliated brokers described above will materially adversely affect its ability to provide services to the Portfolio, the Portfolio’s ability to take advantage of market opportunities, or the Portfolio’s overall performance.

Advisory Contract

The Portfolio pays for the advisory and supervisory and administrative services it requires under what is essentially an all-in fee structure.

PIMCO is responsible for making investment decisions and placing orders for the purchase and sale of the Trust’s investments directly with the issuers or with brokers or dealers selected by it in its discretion. See “Portfolio Transactions and Brokerage” below. PIMCO also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of the Portfolio.

Under the terms of the Advisory Contract, PIMCO is obligated to manage the Portfolio in accordance with applicable laws and regulations. The investment advisory services of PIMCO to the Trust are not exclusive under the terms of the Advisory Contract. PIMCO is free to, and does, render investment advisory services to others.

Following the expiration of the two year period commencing with the effectiveness of the Advisory Contract, the Advisory Contract is subject to annual approval by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust (as that term is defined in the 1940 Act). The current Advisory Contract, dated March 30, 2010, was approved by the Board of Trustees, including all of the independent Trustees at a meeting held on March 30, 2010.

The Advisory Contract may be terminated by the Trustees, or by a vote of a majority of the outstanding voting securities of the Trust or Portfolio, at any time on 60 days’ written notice. Following the expiration of the two-year period commencing with the effectiveness of the Advisory Contract, it may be terminated by PIMCO, also on 60 days’ written notice.

In rendering investment advisory services to the Trust, PIMCO may use the resources of one or more foreign (non-U.S.) affiliates that are not registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) (the “PIMCO Overseas Affiliates”) to provide portfolio management, research and trading services to the Trust. Under the Memorandums of Understanding (“MOUs”), each of the PIMCO Overseas Affiliates are Participating Affiliates of PIMCO as that term is used in relief granted by the staff of the SEC allowing U.S. registered advisers to use investment advisory and trading resources of unregistered advisory affiliates subject to the regulatory supervision of the registered adviser. Each Participating Affiliate and any of their respective employees who provide services to the Trust are considered under the MOUs to be “associated persons” of PIMCO as that term is defined in the Advisers Act for purposes of PIMCO’s required supervision.

Advisory Fee Rates

PIMCO has contractually agreed to provide the foregoing services, and to bear these expenses, at the rate of 0.69% (expressed as a percentage of the Portfolio’s average daily net assets attributable to each class of shares on an annual basis). Effective July 13, 2015, the Portfolio’s advisory fee rate was reduced by 0.06% to 0.69% per annum.

Advisory Fee Payments

The advisory fees paid for each class of the Portfolio that was operational during the fiscal years ended December 31, 2014, 2013 and 2012 were as follows:

Portfolio	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12
PIMCO Global Dividend Portfolio	$3,617,222	$3,726,086	$3,596,112

Previously waived advisory fees recouped during the fiscal years ended December 31, 2014, 2013 and 2012 were as follows:

Portfolio	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12
PIMCO Global Dividend Portfolio	$627,024	$692,432	$696,072

Proxy Voting Policies and Procedures

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. In addition to covering the voting of equity securities, the Proxy Policy also applies generally to voting and/or consent rights of fixed income securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights (collectively, “proxies”) are exercised in the best interests of the Portfolio and its shareholders.

With respect to the voting of proxies relating to equity securities, PIMCO has selected an unaffiliated third-party proxy research and voting service (“Proxy Voting Service”), to assist it in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to PIMCO as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to a set of guidelines that have been approved by PIMCO. Upon the recommendation of the Portfolio’s portfolio managers, PIMCO may determine to override any recommendation made by the Proxy Voting Service. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, PIMCO may determine to vote on the proposals directly.

With respect to the voting of proxies relating to fixed income securities, PIMCO’s fixed income credit research group (the “Credit Research Group”) is responsible for researching and issuing recommendations for voting proxies. With respect to each proxy received, the Credit Research Group researches the financial implications of the proxy proposal and makes voting recommendations for the Portfolio. PIMCO considers each proposal regarding a fixed income security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. Upon the recommendation of the portfolio managers, PIMCO may determine to override any recommendation made by the Credit Research Group. In the event that the Credit Research Group does not provide a recommendation with respect to a proposal, PIMCO may determine to vote the proposal directly.

PIMCO may determine not to vote a proxy for an equity or fixed income security if: (1) the effect on the Portfolio’s economic interests or the value of the portfolio holding is insignificant in relation to the Portfolio’s portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the Portfolio, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) PIMCO otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

In the event that the Proxy Voting Service or the Credit Research Group, as applicable, does not provide a recommendation or the portfolio managers of the Portfolio propose to override a recommendation by the Proxy Voting Service, or the Credit Research Group, as applicable, PIMCO will review the proxy to determine whether there is a material conflict between PIMCO and the Portfolio or between the Portfolio and another PIMCO-advised fund or account. If no material conflict exists, the proxy will be voted according to the portfolio managers’ recommendation. If a material conflict does exist, PIMCO will seek to resolve the conflict in good faith and in the best interests of the Portfolio, as provided by the Proxy Policy. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and the Portfolio, the Proxy Policy permits PIMCO to either: (i) convene a committee to assess and resolve the conflict (the “Proxy Conflicts Committee”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Conflicts Committee and/or other relevant procedures approved by PIMCO’s Legal and Compliance department with respect to specific types of conflicts. With respect to material conflicts of interest between the Portfolio and one or more other PIMCO-advised funds or accounts, the Proxy Policy permits PIMCO to: (i) designate a PIMCO portfolio manager who is not subject to the conflict to determine how to vote the proxy if the conflict exists between two funds or accounts managed with at least one portfolio manager in common; or (ii) permit the respective portfolio managers to vote the proxies in accordance with each fund’s or account’s best interests if the conflict exists between funds or accounts managed by different portfolio managers.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. Information about how the Portfolio voted proxies relating to portfolio securities it held during the most recent twelve-month period ended June 30th will be available no later than the following August 31st without charge, upon request, by calling the Trust at 1-866-746-2606, by visiting the Trust’s website at http://pvit.pimco-funds.com/FundReports.aspx or by visiting the SEC’s website at http://www.sec.gov.

Portfolio Administrator

PIMCO also serves as Administrator to the Portfolio pursuant to a supervision and administration agreement (as amended and restated from time to time, the “Supervision and Administration Agreement”) with the Trust. Pursuant to the Supervision and Administration Agreement, PIMCO provides the Portfolio with certain supervisory, administrative and shareholder services necessary for Portfolio operations and is responsible for the supervision of other Portfolio service providers, and receives a supervisory and administrative fee in return. PIMCO may in turn use the facilities or assistance of its affiliates to provide certain services under the Supervision and Administration Agreement, on terms agreed between PIMCO and such affiliates. The supervisory and administrative services provided by PIMCO include but are not limited to: (1) shareholder servicing functions, including preparation of shareholder reports and communications, (2) regulatory compliance, such as reports and filings with the SEC and state securities commissions, and (3) general supervision of the operations of the Portfolio, including coordination of the services performed by the Portfolio’s transfer agent, custodian, legal counsel, independent registered public accounting firm, and others. PIMCO (or an affiliate of PIMCO) also furnishes the Portfolio with office space facilities required for conducting the business of the Portfolio, and pays the compensation of those officers, employees and Trustees of the Trust affiliated with PIMCO. In addition, PIMCO, at its own expense, arranges for the provision of legal, audit, custody, transfer agency and other services for the Portfolio, and is responsible for the costs of registration of the Trust’s shares and the printing of Prospectuses and shareholder reports for current shareholders.

Supervisory and Administrative Fee Rates

PIMCO has contractually agreed to provide the foregoing services, and to bear these expenses, at a rate of 0.35% for each class of the Portfolio (expressed as a percentage of the Portfolio’s average daily net assets attributable to each class of shares on an annual basis).

Except for the expenses paid by PIMCO, the Trust bears all costs of its operations. The Portfolio is responsible for: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses, such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares (“class-specific expenses”).

Class-specific expenses include distribution and service fees payable with respect to different classes of shares and supervisory and administrative fees as described above, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan (as amended and restated from time to time, the “Multi-Class Plan”) adopted pursuant to Rule 18f-3 under the 1940 Act and subject to review and approval by the Trustees.

The Supervision and Administration Agreement may be terminated by the Trustees, or by a vote of a majority of the outstanding voting securities of the Trust, Portfolio or Class, as applicable, at any time on 60 days’ written notice. Following the expiration of the one-year period commencing with the effectiveness of the Supervision and Administration Agreement, it may be terminated by PIMCO, also on 60 days’ written notice.

The Supervision and Administration Agreement is subject to annual approval by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust (as that term is defined in the 1940 Act). The Supervision and Administration Agreement, as supplemented from time to time, was approved by the Board of Trustees, including all of the independent Trustees at a meeting held for such purpose. In approving the Supervision and Administration Agreement, the Trustees determined that: (1) the Supervision and Administration Agreement is in the best interests of the Portfolio and its shareholders; (2) the services to be performed under the Supervision and Administration Agreement are services required for the operation of the Portfolio; (3) PIMCO is able to provide, or to procure, services for the Portfolio which are at least equal in nature and quality to services that could be provided by others; and (4) the fees to be charged pursuant to the Supervision and Administration Agreement are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

Supervisory and Administrative Fee Payments

The supervisory and administrative fees paid for each class of the Portfolio that was operational during the fiscal years ended December 31, 2014, 2013 and 2012 were as follows:

Portfolio	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12
PIMCO Global Dividend Portfolio	$1,687,996	$1,735,543	$ 1,673,038

Advisory Fees Waived and Supervisory and Administrative Fees Waived

PIMCO has contractually agreed, through May 1, 2016, to reduce its advisory fee equal to 0.16% of the average daily net assets of the Portfolio. This Fee Limitation Agreement renews annually for a full year unless terminated by PIMCO upon at least 30 days prior notice to the end of the contract term. Effective July 13, 2015, the Portfolio’s advisory fee waiver was changed from 0.13% to 0.16% of the average daily net assets of the Portfolio.

PIMCO has also contractually agreed, through May 1, 2016, to reduce total annual operating expenses for each of the Portfolio’s separate classes of shares, by reducing the Portfolio’s supervisory and administrative fee or reimbursing the Portfolio, to the extent that organizational expenses and pro rata Trustees’ fees attributable to a class of shares of the Portfolio exceed 0.0049% of the Portfolio’s average net assets attributable to separate classes of shares (the “Expense Limit”). This Expense Limitation Agreement renews annually for a full year unless terminated by PIMCO upon at least 30 days prior notice to the end of the contract term.

In any month during which the investment advisory contract or supervision and administration agreement is in effect, PIMCO may recoup of any portion of the advisory fee and supervisory and administrative fee reduced or reimbursed pursuant to the Fee Limitation Agreement and the Expense Limitation Agreement, respectively (the “Reimbursement Amount”), during the previous thirty-six months, provided that such amount recouped by PIMCO will not: 1) together with payment of organizational expenses and pro rata trustee fees pursuant to the Expense Limitation Agreement exceed the Expense Limit; 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO. Any Reimbursement Amount attributable to supervisory and administrative fees that were reduced or reimbursed under the Expense Limitation Agreement will be paid in full prior to any Reimbursement Amount attributable to advisory fees under the Fee Limitation Agreement.

Advisory fees waived during the fiscal years ended December 31, 2014, 2013 and 2012 were as follows:

Portfolio	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12

PIMCO Global Dividend Portfolio	$627,024	$692,432	$696,072

Supervisory and administrative fees waived and/or any expenses reimbursed during the fiscal years ended December 31, 2014, 2013 and 2012 were as follows:

Portfolio	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12

PIMCO Global Dividend Portfolio	$18	$22,997	$35,918

Previously waived supervisory and administrative fees recouped during the fiscal years ended December 31, 2014, 2013 and 2012 were as follows:

Portfolio	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12

PIMCO Global Dividend Portfolio	$47,608	$23,976	$22,920

Legal Proceedings

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a nonpublic investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, the fund’s performance disclosures for that period, and the firm’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with its opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on the Portfolio or on PIMCO’s ability to provide investment management services to the Portfolio or any other fund.

The foregoing speaks only as of the date of this Statement of Additional Information. While there may be additional developments in connection with this matter, the foregoing disclosure will be updated only if those developments are material.

PORTFOLIO MANAGERS

Other Accounts Managed

The portfolio managers primarily responsible for the day-to-day management of the Portfolio also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of April 30, 2015: (i) the number of other registered investment companies, pooled investment vehicles and other accounts managed by the portfolio managers (exclusive of the Portfolio); and (ii) the total assets of such other companies, vehicles and accounts, and the number and total assets of such other companies, vehicles and accounts with respect to which the advisory fee is based on performance. Effective May 14, 2015, the PIMCO Global Dividend Portfolio is managed jointly by Brad Kinkelaar and Austin Graff.

	Total Number of Other Accounts	Total Assets of All Other Accounts (in $millions)	Number of Other Accounts Paying a Performance Fee	Total Assets of Other Accounts Paying a Performance Fee (in $millions)
Brad Kinkelaar[1]
Registered Investment Companies	5	$976.69	0	$0.00
Other Pooled Investment Vehicles	3	$229.35	0	$0.00
Other Accounts	2	$177.73	0	$0.00

Austin Graff[2]
Registered Investment Companies	1	$130.26	0	$0.00
Other Pooled Investment Vehicles	1	$92.94	0	$0.00
Other Accounts	1	$157.07	0	$0.00

[1]	Mr. Kinkelaar co-manages the Portfolio as of May 14, 2015, which had $432.6 million total assets under management as of December 31, 2014.
[2]	Mr. Graff co-manages the Portfolio as of May 14, 2015, which had $432.6 million total assets under management as of December 31, 2014.

Conflicts of Interest

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Portfolio, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Portfolio, track the same index the Portfolio tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Portfolio. The other accounts might also have different investment objectives or strategies than the Portfolio.

Because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described below may occur between the Portfolio or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Portfolio or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Portfolio or other accounts managed by PIMCO.

Knowledge and Timing of Portfolio Trades. A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the Portfolio. Because of their position with the Portfolio, the portfolio managers know the size, timing and possible market impact of the Portfolio’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manages and to the possible detriment of the Portfolio.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio managers’ management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Portfolio and other accounts managed by the portfolio managers, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account. In addition, regulatory issues applicable to PIMCO or the Portfolio or other accounts may result in the Portfolio not receiving securities that may otherwise be appropriate for it. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Portfolio and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting the Portfolio’s investment opportunities may also arise when the Portfolio and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Portfolio owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, the portfolio managers may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Portfolio’s investment opportunities. Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, the portfolio managers may be restricted from purchasing securities or selling securities for the Portfolio. Moreover, the Portfolio or other accounts managed by PIMCO may invest in a transaction in which the Portfolio or other accounts managed by PIMCO are expected to participate, or already have made or will seek to make, an investment. The Portfolio and such accounts may have conflicting interests and objectives in connection with such investments, including, for example and without limitation, with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment, and the timeframe for, and method of, exiting the investment. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between the Portfolio and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Portfolio.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for a portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that she believes might be the most profitable to such other accounts instead of allocating them to the Portfolio. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Portfolio and such other accounts on a fair and equitable basis over time.

Portfolio Manager Compensation

PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary and discretionary performance bonuses, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Key Principles on Compensation Philosophy include:

•	PIMCO’s pay practices are designed to attract and retain high performers.

•	PIMCO’s pay philosophy embraces a corporate culture of pay-for-performance, a strong work ethic and meritocracy.

•	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation.

•	PIMCO’s “Discern and Differentiate” discipline is exercised where individual performance ranking is used for guidance as it relates to total compensation levels.

The Total Compensation Plan consists of three components:

Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels. Base salary is paid in regular installments throughout the year and payment dates are in line with local practice.

Performance Bonus – Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the bonus decision process. Award amounts are determined at the discretion of the Compensation Committee (and/or certain senior portfolio managers, as appropriate) and will also consider firm performance.

Long-term Incentive Compensation - PIMCO has a Long-Term Incentive Plan (LTIP) which is awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and long-term incentive awards. PIMCO incorporates a progressive allocation of long-term incentive awards as a percentage of total compensation, which is in line with market practices. The LTIP provides participants with cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long-term commitment to PIMCO’s success. Participation in LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Portfolio) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Portfolio or any other account managed by that portfolio manager.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

Securities Ownership

To the best of the Trust’s knowledge, the table below shows the dollar range of shares of the Portfolio beneficially owned as of May 14, 2015, by the portfolio managers of the Portfolio.

Portfolio Manager	Dollar Range of Shares Owned

Kinkelaar[1]	None

Graff[1]	None

[1]	Effective May 14, 2015, Messrs. Kinkelaar and Graff co-manage the Portfolio.

DISTRIBUTION OF TRUST SHARES

Distributor and Multi-Class Plan

PIMCO Investments LLC (the “Distributor”) serves as the principal underwriter in the continuous public offering of each class of the Trust’s shares pursuant to a distribution contract (“Distribution Contract”) with the Trust, which is subject to annual approval by the Board of Trustees. The Distributor is a wholly-owned subsidiary of PIMCO and an indirect subsidiary of Allianz Asset Management. The Distributor does not participate in the distribution of non-PIMCO managed products. As noted in further detail below, under a separate marketing services agreement between PIMCO and the Distributor, PIMCO compensates the Distributor for providing various marketing services for the Portfolio. Furthermore, representatives of the Distributor may also be employees or associated persons of PIMCO. Because of these affiliations with PIMCO, the interests of the Distributor may conflict with the interests of Portfolio investors. Additionally, certain representatives of the Distributor (“Advisor Consultants”) may receive differing levels of compensation from the sale of various PIMCO products, which may create further conflicts of interest. Levels of compensation for Advisor Consultants do not vary by share class within a PIMCO product, regardless of class differences relating to distribution-related fees, for sales at approved financial firms. Levels of compensation for Advisor Consultants do not vary across products eligible for commissions that fall into a strategy bucket described below (e.g., Equity, Short Term, etc., other than certain PIMCO Variable Insurance Trust (“PVIT”) and PIMCO Equity Series VIT (“PESVIT”) sales). Advisor Consultants are eligible to receive compensation, ascending generally by product type, with respect to sales of the following: PVIT and PESVIT Portfolios, Short Term Strategies, Select Strategies, and Equity Strategies (each as defined, from time to time, by the Distributor). For certain Advisor Consultants, compensation payable on PVIT and PESVIT Portfolios equals compensation payable on Short Term Strategies, while, for others, compensation payable on Select Strategies may equal compensation payable on Equity Strategies in certain instances (based on overall Select Strategy sales levels, which vary based on volume). Additionally, Advisor Consultants may receive commissions from the sale of PIMCO closed-end funds and discretionary special bonuses from the sale of certain products such as PIMCO exchange-traded funds, which may offer higher or lower sales-related compensation than the product types noted above. Advisor Consultants eligible for such variable compensation may have a particular incentive to promote, recommend, or solicit the sale of particular Funds over other Funds or products, or other products over the Portfolio of the Trust, which may give rise to a conflict of interest. Where such compensation is based on sales performance the relevant metric is gross sales (with certain adjustments, including for certain redemptions), which may give the Advisor Consultant a financial interest to market, recommend, or solicit a sale or holding (i.e., refraining from redeeming), if applicable, of certain products. Additionally, from time to time Advisor Consultants may receive discretionary compensation based on sales and/or job performance. Where discretionary compensation is based on job performance, the Distributor uses metrics which are generally indicative of the Advisor Consultant’s success in the areas of, among others, financial advisor satisfaction and Advisor Consultant product knowledge, responsiveness, and/or effectiveness. Under policies applicable to all Advisor Consultants, no Advisor Consultant is permitted to promote, recommend, or solicit the sale of one product over another solely because that product will provide higher revenue or compensation to PIMCO, the Distributor, or to the Advisor Consultant.

As noted above, PIMCO pays the Distributor a fee for marketing and related services pursuant to a Marketing Services Agreement between PIMCO and the Distributor. These payments are made to the Distributor from PIMCO’s profits and are in addition to the revenue the Distributor earns under its Distribution Contract with the Trust. The fee is payable on a monthly basis at a current annual rate of 0.33 percent of gross fund sales in the month (“gross fund sales” includes the aggregate gross dollar value of sales of all share classes of the series of the Trust and PIMCO Equity Series (“PES”) during the applicable month, excluding, however the sale of series of the Trust’s or PES’ shares to another PIMCO-managed fund).

The Distributor, located at 1633 Broadway, New York, NY 10019, is a broker-dealer registered with the SEC and is a member of FINRA. All account inquiries should be mailed to the Trust’s Transfer Agent and should not be mailed to the Distributor.

The Distribution Contract will continue in effect with respect to the Portfolio and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Distribution Contract; the Supervision and Administration Agreement or the Distribution Plan described below; and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. If the Distribution Contract is terminated (or not renewed) with respect to a class of the Portfolio, it may continue in effect with respect to any class of the Portfolio as to which it has not been terminated (or has been renewed). The Distribution Contract is terminable with respect to the Portfolio or a class without penalty, at any time, by the Portfolio or class by not more than 60 days’ nor less than 30 days’ written notice to the Distributor, or by the Distributor upon not more than 60 days’ nor less than 30 days’ written notice to the Trust. The Distributor is not obligated to sell any specific amount of Trust shares.

The Trust may offer up to three classes of shares: the Institutional Class, the Administrative Class and the Advisor Class. The Trust has adopted a Multi-Class Plan pursuant to Rule 18f-3 under the 1940 Act. Under the Multi-Class Plan, shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation/name; (b) each class of shares bears any class-specific expenses allocated to it; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

Each class of shares bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class. In addition, each class may, at the Board of Trustees’ discretion, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust’s assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the Portfolio. In addition, each class may have a different sales charge structure, and different exchange and conversion features.

Administrative Services Plan for Administrative Class Shares

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the 1940 Act (the “Administrative Plan”).

Under the terms of the Administrative Plan, the Trust is permitted to compensate, out of the assets attributable to the Administrative Class shares of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of the Portfolio’s Administrative Class, the Distributor for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio. The fee payable pursuant to the Administrative Plan may be used by the Distributor to provide or procure services including, among other things: receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; and performing similar account administrative services. The Administrative Plan also permits payment for services in connection with the administration of plans or programs that use Administrative Class shares of the Portfolio as their funding medium and for related expenses.

In accordance with Rule 12b-1 under the 1940 Act, the Administrative Plan may not be amended to increase materially the costs which Administrative Class shareholders may bear under the respective Administrative Plan without approval of a majority of the outstanding Administrative Class shares, as applicable, and by vote of a majority of both: (i) the Trustees of the Trust; and (ii) those Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Administrative Plan or any agreements related to it (the “Administrative Plan Trustees”), cast in person at a meeting called for the purpose of voting on the Administrative Plan and any related amendments. The Administrative Plan may not take effect until approved by a vote of a majority of both: (i) the Trustees of the Trust; and (ii) the Administrative Plan Trustees. The Administrative Plan shall continue in effect so long as such continuance is specifically approved at least annually by the Trustees and the Administrative Plan Trustees. The Administrative Plan may be terminated at any time, without penalty, by vote of a majority of the Administrative Plan Trustees or by a vote of a majority of the outstanding Administrative Class shares of the Portfolio. Pursuant to the Administrative Plan, the Board of Trustees will be provided with quarterly reports of amounts expended under the Administrative Plan and the purpose for which such expenditures were made.

The Financial Industry Regulatory Authority (“FINRA”) rules limit the amount of asset-based sales charges (“distribution fees”) that may be paid by mutual funds out of their assets. “Service fees,” defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency or sub-account services) are not subject to these limits on distribution fees. The Trust believes that some, if not all, of the fees paid pursuant to the Administrative Plan will qualify as “service fees” and therefore will not be limited by FINRA rules which limit distribution fees. However, FINRA rules limit service fees to 0.25% of a Portfolio’s average annual net assets.

Distribution and Servicing Plan for Advisor Class Shares

The Trust has adopted a Distribution and Servicing Plan with respect to the Advisor Class shares of the Portfolio pursuant to Rule 12b-1 under the 1940 Act (the “Distribution and Servicing Plan”). The Plan allows the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Advisor Class shares.

The fee payable pursuant to the Distribution and Servicing Plan may be used by the Distributor to provide or procure services including, among other things: (1) the printing and mailing of Portfolio prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective investors; (2) the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Portfolio; (3) holding seminars and sales meetings designed to promote the distribution of the shares of the Portfolio; (4) obtaining information and providing explanations to wholesale and retail distributors of variable insurance contracts regarding the investment objective and policies and other information about the Portfolio, including the performance of the Portfolio; (5) training sales personnel regarding the Portfolio; (6) providing compensation to insurance companies whose variable insurance contracts use the Portfolio as investment vehicles; (7) compensating financial intermediaries for services performed and expenses incurred in connection with the sale of shares of the Portfolio; and (8) financing any other activity that is primarily intended to result in the sale of shares of the Portfolio.

In accordance with Rule 12b-1 under the 1940 Act, the Distribution and Servicing Plan may not be amended to increase materially the costs which Advisor Class shareholders may bear under the Distribution and Servicing Plan without approval of a majority of the outstanding Advisor Class shares, and by vote of a majority of both: (i) the Trustees of the Trust; and (ii) those Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Distribution and Servicing Plan or any agreements related to it (“Distribution and Servicing Plan Trustees”), cast in person at a meeting called for the purpose of voting on the Distribution and Servicing Plan and any related amendments. The Distribution and Servicing Plan may not take effect until approved by a vote of a majority of both: (i) the Trustees of the Trust; and (ii) the Distribution and Servicing Plan Trustees, and, if adopted after any public offering of shares to certain non-affiliated persons, a vote of the majority of the outstanding shares of the Advisor Class shares of the Portfolio. The Distribution and Servicing Plan shall continue in effect so long as such continuance is specifically approved at least annually by the Trustees and the Distribution and Servicing Plan Trustees. The Distribution and Servicing Plan may be terminated at any time, without penalty, by vote of a majority of the Distribution and Servicing Plan Trustees or by a vote of a majority of the outstanding Advisor Class shares of the Portfolio. Pursuant to the Distribution and Servicing Plan, the Board of Trustees will be provided with quarterly reports of amounts expended under the Distribution and Servicing Plan and the purpose for which such expenditures were made.

The fees paid pursuant to the Advisor Class Distribution Plan by the Portfolio that was operational during the fiscal years ended December 31, 2014, 2013 and 2012 were as follows:

Portfolio	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12
PIMCO Global Dividend Portfolio - Advisor Class	$1,065,192	$1,079,795	$1,015,099

Additional Payments to Insurance Companies

PIMCO uses its own assets and resources, including its profits from advisory or supervisory and administrative fees paid by the Portfolio, to pay insurance companies, including their affiliates, for services rendered to current and prospective owners of Variable Contracts, including the provision of teleservicing support in connection with the Portfolio; delivery of current Trust prospectuses, reports, notices, proxies and proxy statements and other informational materials; facilitation of the tabulation of Variable Contract owners’ votes in the event of a Trust shareholder vote; maintenance of Variable Contract records reflecting shares purchased and redeemed and share balances, and the conveyance of that information to the applicable Trust or PIMCO as may be reasonably requested; provision of support services, including providing information about the Trusts and the Portfolio and answering questions concerning the Trusts and the Portfolio, including questions respecting Variable Contract owners’ interests in the Portfolio; provision and administration of Variable Contract features for the benefit of Variable Contract owners in connection with the Portfolio, which may include fund transfers, dollar cost averaging, asset allocation, portfolio rebalancing, earnings sweep, and pre-authorized deposits and withdrawals; and provision of other services as may be agreed upon from time to time. The fees paid to insurance companies generally will not exceed 0.25% of the total assets of the Portfolio held by the insurance company, on an annual basis. In addition, PIMCO may pay certain expenses, such as set-up fees, and printing and mailing charges, incurred by such insurance companies, including their affiliates, in connection with their services. Although these payments are not intended to compensate the insurance companies, or their affiliates, for marketing the Portfolio, they may provide an additional incentive to insurance companies, or their affiliates, to actively promote the Portfolio and, depending on the arrangements an insurance company may have in place with other mutual funds or their sponsors at any particular time, an insurance company may have a financial incentive to promote the Portfolio (or share class of the Portfolio) over other mutual fund options (or share classes of the Portfolio) available under a particular Variable Contract.

Additionally, from time to time, PIMCO and/or the Distributor may pay or reimburse insurance companies, broker-dealers, banks, recordkeepers or other financial institutions for PIMCO’s and/or the Distributor’s attendance at conferences, seminars or informational meetings sponsored by such firms, or PIMCO and/or the Distributor may co-sponsor such events with such financial institutions. PIMCO and/or the Distributor may also provide other non-cash compensation in the form of occasional meals, tickets or other entertainment, as well as small gifts to such firms’ representatives and charitable contributions to valid charitable organizations, as permitted by applicable law, rules and regulations. Payments and reimbursements for such activities are made out of PIMCO’s and/or the Distributor’s own assets and at no cost to the Portfolio. These payments and reimbursements may be made from profits received by PIMCO from advisory fees and supervisory and administrative fees paid to PIMCO by the Trust. Such activities by PIMCO and/or the Distributor may provide incentives to financial institutions to sell shares of the Portfolio. Additionally, these activities may give PIMCO and/or the Distributor additional access to sales representatives of such financial institutions, which may increase sales of Portfolio shares.

In certain circumstances, the Distributor or its affiliates may pay or reimburse financial firms for distribution and/or shareholder services out of the Distributor’s or its affiliates’ own assets when the Distributor does not receive associated distribution and/or service (12b-1) fees from the Portfolio. These payments and reimbursements may be made from profits received by the Distributor or its affiliates from other fees paid by the Portfolio. Such activities by the Distributor or its affiliates may provide incentives to financial firms to purchase or market shares of the Portfolio. Additionally, these activities may give the Distributor or its affiliates additional access to sales representatives of such financial firms, which may increase sales of Portfolio shares. The payments described in this paragraph may be significant to the payors and the payees.

Purchases, Excha nges and Redemptions

Variable Contract Owners do not deal directly with the Portfolio to purchase, redeem, or exchange shares, and Variable Contract Owners should refer to the prospectus for the applicable Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Separate Accounts that invest in the Portfolio.

Shares of the Portfolio may not be offered or sold in any state unless registered or qualified in that jurisdiction, unless an exemption from registration or qualification is available.

The Trust reserves the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Portfolio not reasonably practicable.

Although the Trust will normally redeem all shares for cash, it may, in unusual circumstances, redeem by payment in kind of securities held in the Portfolio.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

Investment decisions for the Trust and for the other investment advisory clients of PIMCO are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Trust). Some securities considered for investments by the Portfolio also may be appropriate for other clients served by PIMCO. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time, including accounts in which PIMCO, its officers or employees may have a financial interest. If a purchase or sale of securities consistent with the investment policies of the Portfolio and one or more of these clients served by PIMCO is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and other clients pursuant to PIMCO’s trade allocation policy that is designed to ensure that all accounts, including the Portfolio, are treated fairly, equitably, and in a non-preferential manner, such that allocations are not based upon fee structure or portfolio manager preference.

PIMCO may acquire on behalf of its clients (including the Trust) securities or other financial instruments providing exposure to different aspects of the capital and debt structure of an issuer, including without limitation those that relate to senior and junior/subordinate obligations of such issuer. In certain circumstances, the interests of those clients exposed to one portion of the issuer’s capital and debt structure may diverge from those clients exposed to a different portion of the issuer’s capital and debt structure. PIMCO may advise some clients or take actions for them in their best interests with respect to their exposures to an issuer’s capital and debt structure that may diverge from the interests of other clients with different exposures to the same issuer’s capital and debt structure.

PIMCO may aggregate orders for the Portfolio with simultaneous transactions entered into on behalf of other clients of PIMCO when, in PIMCO’s reasonable judgment, aggregation may result in an overall economic benefit to the Portfolio and other clients in terms of pricing, brokerage commissions or other expenses. When feasible, PIMCO allocates trades prior to execution. When pre-execution allocation is not feasible, PIMCO promptly allocates trades following established and objective procedures. Allocations generally are made at or about the time of execution and before the end of the trading day. As a result, one account may receive a price for a particular transaction that is different from the price received by another account for a similar transaction on the same day. In general, trades are allocated among portfolio managers on a pro rata basis (to the extent a portfolio manager decides to participate fully in the trade), for further allocation by each portfolio manager among that manager’s eligible accounts. In allocating trades among accounts, portfolio managers generally consider a number of factors, including, but not limited to, each account’s deviation (in terms of risk exposure and/or performance characteristics) from a relevant model portfolio, each account’s investment objectives, restrictions and guidelines, its risk exposure, its available cash, and its existing holdings of similar securities. Once trades are allocated, they may be reallocated only in unusual circumstances due to recognition of specific account restrictions.

In some cases, PIMCO may sell a security on behalf of a client, including the Portfolio, to a broker-dealer that thereafter may be purchased for the accounts of one or more of PIMCO’s other clients, including the Portfolio, from that or another broker-dealer. PIMCO has adopted procedures it believes are reasonably designed to obtain the best execution for the transactions by each account.

Brokerage and Research Services

PIMCO places all orders for the purchase and sale of portfolio securities, options and futures contracts for the Portfolio and buys and sells such securities, options and futures for the Trust through a substantial number of brokers and dealers. In so doing, PIMCO uses its best efforts to obtain for the Trust the best execution available. In seeking best execution, PIMCO, having in mind the Trust’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. Changes in the aggregate amount of brokerage commissions paid by the Portfolio from year to year may be attributable to changes in the asset size of the Portfolio, the volume of portfolio transactions effected by the Portfolio, the types of instruments in which the Portfolio invests, or the rates negotiated by PIMCO on behalf of the Portfolio.

PIMCO places orders for the purchase and sale of portfolio investments for the Portfolio’s accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the account of the Portfolio, PIMCO will seek the best execution of the Portfolio’s orders. In doing so, the Portfolio may pay higher commission rates than the lowest available when PIMCO believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. Although the Trust may use broker-dealers that sell Portfolio shares to effect the Trust’s portfolio transactions, the Trust and PIMCO will not consider the sale of Portfolio shares as a factor when selecting broker-dealers to execute those transactions.

There is generally no stated commission in the case of fixed income securities, which are traded in the OTC markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, PIMCO may receive research services from many broker-dealers with which PIMCO places the Trust’s portfolio transactions. PIMCO also may receive research or research related credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for the Portfolio. These services, which in some cases also may be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Such information may be provided in the form of meetings with analysts, telephone contacts and written materials. Some of these services are of value to PIMCO in advising various of its clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Trust. The management fee paid by the Trust would not be reduced in the event that PIMCO and its affiliates received such services. Although PIMCO considers the research products and services it receives from broker-dealers to be supplemental to its own internal research, PIMCO would likely incur additional costs if it had to generate these research products and services through its own efforts or if it paid for these products or services itself.

As permitted by Section 28(e) of the 1934 Act, PIMCO may cause the Trust to pay a broker-dealer which provides “brokerage and research services” (as defined in the 1934 Act) to PIMCO an amount of disclosed commission or spread for effecting a securities transaction for the Trust in excess of the commission or spread which another broker-dealer would have charged for effecting that transaction.

As noted above, PIMCO may purchase new issues of securities for the Trust in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide PIMCO with research in addition to selling the securities (at the fixed public offering price) to the Trust or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Trust, other PIMCO clients, and PIMCO without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, FINRA has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

PIMCO may place orders for the purchase and sale of portfolio securities with a broker-dealer that is affiliated to PIMCO where, in PIMCO’s judgment, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers.

Pursuant to applicable sections under the 1940 Act, a broker-dealer that is an affiliate of the Adviser may receive and retain compensation for effecting portfolio transactions for the Portfolio if the commissions paid to such an affiliated broker-dealer by the Portfolio do not exceed one per centum of the purchase or sale price of such securities.

SEC rules further require that commissions paid to such an affiliated broker dealer, or PIMCO by the Portfolio on exchange transactions not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts that are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Portfolio did not pay any commissions to affiliated brokers during the fiscal year ended December 31, 2014.

Brokerage Commissions Paid

For the fiscal years ended December 31, 2014, 2013 and 2012, the following amounts of brokerage commissions were paid by each operational Portfolio listed below:

Portfolio	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12
PIMCO Global Dividend Portfolio	$201,540	$208,898	$219,830

Holdings of Securities of the Trust’s Regular Brokers and Dealers

The following table indicates the value of the Portfolio’s aggregate holdings, in thousands, of the securities of its regular brokers or dealers for the fiscal year ended December 31, 2014:

PIMCO Global Dividend Portfolio

	Barclays, Inc.	$4,825
	State Street Bank & Trust Co.	424

Portfolio Turnover

A change in the securities held by the Portfolio is known as “portfolio turnover.” PIMCO manages the Portfolio without regard generally to restrictions on portfolio turnover. See “Taxation” below. Trading in equity securities involves the payment of brokerage commissions, which are transaction costs paid by the Portfolio. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of the Portfolio, the higher these transaction costs borne by the Portfolio generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates).

The portfolio turnover rate of the Portfolio is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Portfolio during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the year. Portfolio turnover rates for the Portfolio’s most recent fiscal year end are provided in the Prospectuses under the “Financial Highlights”.

Disclosure of Portfolio Holdings

Policies and Procedures Generally. The Trust has adopted portfolio holdings disclosure policies and procedures to govern the disclosure of the securities holdings of the Portfolio (the “Disclosure Policy”). The Disclosure Policy is designed to protect the confidentiality of the Portfolio’s non-public portfolio holdings information, to prevent the selective disclosure of such information, and to ensure compliance by PIMCO and the Portfolio with the federal securities laws, including the 1940 Act and the rules promulgated thereunder and general principles of fiduciary duty. PIMCO serves as investment adviser to various funds, including exchange-traded funds, that may have investment objectives, strategies and portfolio holdings that are substantially similar to or overlap with those of the Portfolio, and in some cases, these funds may publicly disclose portfolio holdings on a more frequent basis than is required for the Portfolio. For example, portfolio holdings for PIMCO advised actively managed exchange-traded funds are required, by the terms of the applicable SEC exemptive relief, to be publicly disclosed each business day. Similarly, PIMCO serves as an investment adviser to separate accounts that may have investment objectives, strategies and portfolio holdings that are substantially similar to or overlap with those of the Portfolio, and the separate account holdings that are disclosed to the client or others under the terms of the client’s investment management agreement could be similar or identical to Portfolio holdings. As a result, it is possible that other market participants may use such information for their own benefit, which could negatively impact the Portfolio’s execution of purchase and sale transactions.

Monitoring and Oversight. The Trust’s Chief Compliance Officer (“CCO”) is responsible for ensuring that PIMCO has adopted and implemented policies and procedures reasonably designed to ensure compliance with the Disclosure Policy and, to the extent the CCO considers necessary, the CCO shall monitor PIMCO’s compliance with its policies and procedures.

Any exceptions to the Disclosure Policy may be made only if approved by the CCO upon determining that the exception is in the best interests of the Portfolio. The CCO must report any exceptions made to the Disclosure Policy to the Trust’s Board of Trustees at its next regularly scheduled meeting.

Quarterly Disclosure. The Portfolio will publicly disclose the complete schedule of the Portfolio’s holdings, as reported on a fiscal quarter-end basis, by making the information publicly available in a manner consistent with requirements established by the SEC. You may view the Portfolio’s complete schedule of portfolio holdings for the most recently completed quarter online at http://pvit.pimco-funds.com/, or obtain a copy of the schedule by calling PIMCO at 1-866-746-2606. This information may be made publicly available beginning on the tenth (10th) business day after the Portfolio’s fiscal quarter’s end.

The Portfolio will file its complete schedules of securities holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Disclosure of Ten Largest Holdings. The Portfolio will publish a list of its ten largest holdings in terms of total Portfolio assets invested as of the last calendar day of each month, but not earlier than the tenth (10th) business day of the subsequent month (the “Top Ten List”). Newly initiated Portfolio holdings will not be eligible for inclusion in the Top Ten List for an initial period of 60 days. Upon the approval of the CCO, the Portfolio may choose to remove or not to update the Top Ten List at any given time upon the determination that doing so would not be in the best interests of the Portfolio. You may view the most recent available version of the Top Ten List online at http://pvit.pimco-funds.com/.

Defaulted/Distressed Securities. PIMCO may, in its discretion, publicly disclose portfolio holdings information at any time with respect to securities held by the Portfolio that are in default or experiencing a negative credit event. Any such disclosure will be broadly disseminated via PIMCO’s website at http://www.pimco.com, the Distributor’s website at http://www.PIMCO.com/investments, or by similar means.

Confidential Dissemination of Portfolio Holdings Information. No disclosure of non-public portfolio holdings information may be made to any unaffiliated third party except as set forth in this section. This prohibition does not apply to information sharing with: (i) the Portfolio’s service providers, such as the Portfolio’s investment adviser, distributor, custodian, transfer agent, administrator, sub-administrator (if any), accountant, counsel, securities class action claims services administrator, financial printer, proxy voting agent, lender; (ii) service providers to PIMCO or to PIMCO affiliates who may perform services or assets PIMCO in the performance of services for or on behalf of the Portfolio; and (iii) other select third party service providers (collectively, the “Service Providers”), who generally need access to such information in the performance of their contractual duties and responsibilities. Such Service Providers are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract.

The Portfolio or PIMCO may, to the extent permitted under applicable law, distribute non-public information regarding the Portfolio, including portfolio holdings information, more frequently to certain third parties, such as mutual fund analysts and rating and ranking organizations (e.g., Moody’s, S&P, Fitch, Morningstar and Lipper Analytical Services, etc.), pricing information vendors, analytical service providers (e.g., Abel/Noser Corp., FT Interactive Data, etc.) and potential Service Providers or other third parties (e.g., entities that analyze such non-public information and may provide analyses (but not the holdings themselves) to clients or potential clients, such as plan sponsors or their consultants, agents or advisers) that have a legitimate business purpose in receiving such information. The distribution of non-public information must be authorized by an officer of the Trust or PIMCO after determining the requested disclosure is in the best interests of the Portfolio and its shareholders and after consulting with and receiving approval from PIMCO’s legal department. The Disclosure Policy does not require a delay between the date of the information and the date on which the information is disclosed; however, any recipient of non-public information will be subject to a confidentiality agreement that contains, at a minimum, provisions specifying that: (1) the Portfolio’s non-public information provided is the confidential property of the

Portfolio and may not be used for any purpose except in connection with the provision of services to the Portfolio and, in particular, that such information may not be traded upon; (2) the recipient of the non-public information agrees to limit access to the information to its employees and agents who are subject to a duty to keep and treat such information as confidential; and (3) upon written request from the Portfolio or PIMCO, the recipient of the non-public information shall promptly return or destroy the information, except as otherwise required by applicable law or such recipient’s record retention policies and procedures. Neither the Portfolio nor PIMCO may receive compensation or consideration in connection with the distribution of non-public portfolio holdings information.

Non-Specific Information. Under the Disclosure Policy, the Portfolio or PIMCO may distribute non-specific information about the Portfolio and/or summary information about the Portfolio at any time. Such information will not identify any specific portfolio holding, but may reflect, among other things, the quality or character of the Portfolio’s holdings.

NET ASSET VALUE

Net asset value is determined as indicated under “How Portfolio Shares are Priced” in the Prospectuses. The Portfolio’s net asset value will not be determined on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

The Portfolio’s portfolio securities and other assets for which market quotations are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales prices are reported, as is the case for most securities traded OTC, on the basis of either: (i) the mean between representative bid and ask quotations obtained from a quotation reporting system or from established market makers; or (ii) prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). For exchange-traded securities, market value also may be determined on the basis of the exchange’s Official Closing Price or Settlement instead of the last reported sales prices. Certain exchange-traded equity options may be valued using evaluations from Pricing Services. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or prices provided by Pricing Services, which may take into account appropriate factors such as, without limitation, institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Portfolio’s liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class’s distribution and/or servicing fees (if any) and any other expenses specially allocated to that class are then deducted from the class’s proportionate interest in the Portfolio’s assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class’s “net asset value” per share. Under certain circumstances, the per share net asset value of certain shares of the Portfolio may be lower than the per share net asset value of other shares as a result of different daily expense accruals applicable to different share classes. Generally, when the Portfolio pays income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between the Portfolio’s classes.

PORTFOLIO DISTRIBUTIONS

The Portfolio distributes substantially all of its net investment income to shareholders in the form of dividends. A shareholder begins earning dividends on Portfolio shares the day after the Trust receives a purchase payment. Dividends paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the service and/or distribution fees applicable to certain classes of shares. The Portfolio intends to declare and distribute income dividends annually to shareholders of record. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

TAXATION

The following summarizes certain additional federal income tax considerations generally affecting the Portfolio and its shareholders. The discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Portfolio. The discussion is based upon current provisions of the Internal Revenue Code, existing regulations promulgated thereunder, and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive. The discussion applies only to beneficial owners of Portfolio shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Internal Revenue Code, and may not apply to certain types of beneficial owners of shares (such as insurance companies, tax exempt organizations, and broker-dealers) who may be subject to special rules. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of Portfolio shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The discussion here and in the Prospectuses is not intended as a substitute for careful tax planning.

The Portfolio intends to qualify annually and elect to be treated as a regulated investment company under the Internal Revenue Code. To qualify as a regulated investment company, the Portfolio generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to its business of investing in such stock, securities or currencies (“Qualifying Income Test”); (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Portfolio’s assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Portfolio’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of certain controlled issuers in the same or similar trades or businesses, or the securities of one or more “qualified publicly traded partnerships”; and (c) distribute in each taxable year an amount at least equal to the sum of (i) 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) and (ii) 90% of its tax exempt interest, net of expenses allocable thereto. The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities. To date, such regulations have not been issued.

If the Portfolio failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Portfolio would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and reduced rates of taxation on qualified dividend income in the case of individuals. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

As described in the Prospectuses, the Portfolio may gain exposure to the commodities markets through investments in commodity index-linked derivative instruments. On December 16, 2005, the IRS issued Revenue Ruling 2006-01, which held that income derived from commodity index-linked swaps would not be qualifying income. As such, the Portfolio’s ability to utilize commodity index-linked swaps as part of its investment strategy is limited to a maximum of 10 percent of its gross income, respectively.

A subsequent revenue ruling, Revenue Ruling 2006-31, clarified the holding of Revenue Ruling 2006-01 by providing that income from alternative investment instruments (such as certain commodity index-linked notes) that create commodity exposure may be considered qualifying income under the Internal Revenue Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. Based on the underlying tax principles relating to such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes. As discussed below, in July 2011, the IRS suspended the issuance of private letter rulings concluding that income from certain commodity index-linked notes is qualifying income.

There can be no assurance that the IRS will not change its position with respect to some or all of these issues or that future legislation will not adversely impact the tax treatment of the Portfolio’s commodity-linked investments. If the IRS were to change its position or otherwise determine that income derived from certain commodity-linked notes does not constitute qualifying income and if such positions were upheld, the Portfolio might cease to qualify as a regulated investment company and would be required to reduce its exposure to such investments, which might result in difficulty in implementing its investment strategies. If the Portfolio did not qualify as a regulated investment company for any taxable year, its taxable income would be subject to tax at the Portfolio level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a regulated investment company, the Portfolio may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.

Based on Revenue Ruling 2006-31, IRS guidance and advice of counsel, the Portfolio will seek to gain exposure to the commodity markets primarily through investments in commodity index-linked notes. The use of commodity index-linked notes involves specific risks. Prospectuses, under the heading “Characteristics and Risks of Securities and Investment Techniques—Derivatives,” provide further information regarding commodity index-linked notes, including the risks associated with these instruments.

As a regulated investment company, the Portfolio generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) designated by the Portfolio as capital gain dividends, if any, that it distributes to shareholders on a timely basis. The Portfolio intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and any net capital gains. Unless an applicable exception applies, to avoid the tax, the Portfolio must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve-month period ending on October 31, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Portfolio in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Portfolio during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid application of the excise tax, the Portfolio intends, to the extent necessary, to make its distributions in accordance with the calendar year distribution requirement.

Distributions

All dividends and distributions of the Portfolio, whether received in shares or cash, generally are taxable and must be reported on each shareholder’s federal income tax return. Dividends paid out of the Portfolio’s investment company taxable income will be taxable to a U.S. shareholder (such as a Separate Account) as ordinary income. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under the applicable tax exemption.

A portion of the dividends paid by the Portfolio may qualify for the deduction for dividends received by corporations. Distributions of net capital gains, if any, designated as capital gain dividends, are taxable as long-term capital gains, regardless of how long the shareholder has held the Portfolio’s shares and are not eligible for the dividends received deduction. Any distributions that are not from the Portfolio’s investment company taxable income or net realized capital gains may be characterized as a return of capital to shareholders or, in some cases, as capital gain. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash.

The Portfolio’s ability to use certain tax benefits could be limited if the Portfolio experiences on “ownership change” within the meaning of section 382 of the Internal Revenue Code. Such tax benefits include net capital losses and certain built-in losses. An ownership change may occur if there is a greater than 50% change in the value of the stock of the Portfolio owned by five percent shareholders during the testing period (generally three years). An ownership change may be triggered by the purchase and sale, redemption, or new issuance of Portfolio shares or by a merger of the Portfolio with another regulated investment company.

Sales of Shares

Upon the disposition of shares of the Portfolio (whether by redemption, sale or exchange), a shareholder (such as a Separate Account) may realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term or short-term generally depending upon the shareholder’s holding period for the shares. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares. If the Portfolio redeems a shareholder in-kind rather than in cash, the shareholder would realize the same gain or loss as if the shareholder had been redeemed in cash. Further, the shareholder’s basis in the securities received in the in-kind redemption would be the securities’ fair market value on the date of the in-kind redemption.

The Portfolio’s ability to use certain tax benefits could be limited if the Portfolio experiences on “ownership change” within the meaning of section 382 of the Internal Revenue Code. Such tax benefits include net capital losses and certain built-in losses. An ownership change may occur if there is a greater than 50% change in the value of the stock of the Portfolio owned by five percent shareholders during the testing period (generally three years). An ownership change may be triggered by the purchase and sale, redemption, or new issuance of Portfolio shares or by a merger of the Portfolio with another regulated investment company.

Options, Futures and Forward Contracts, and Swap Agreements

Some of the options, futures contracts, forward contracts, and swap agreements used by the Portfolio may be “section 1256 contracts.” Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses (“60/40”) although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by the Portfolio at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Internal Revenue Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss.

Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by the Portfolio, may result in “straddles” for U.S. federal income tax purposes. In some cases, the straddle rules also could apply in connection with swap agreements. The straddle rules may affect the character of gains (or losses) realized by the Portfolio. In addition, losses realized by the Portfolio on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to the Portfolio are not entirely clear. The transactions may increase the amount of short-term capital gain realized by the Portfolio which is taxed as ordinary income when distributed to shareholders.

The Portfolio may make one or more of the elections available under the Internal Revenue Code which are applicable to straddles. If the Portfolio makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a portfolio that did not engage in such hedging transactions.

Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Portfolio intends to account for such transactions in a manner they deem to be appropriate, the IRS might not accept such treatment. If it did not, the status of the Portfolio as a regulated investment company might be affected. The Trust intends to monitor developments in this area.

Certain requirements that must be met under the Internal Revenue Code in order for the Portfolio to qualify as a regulated investment company, including the qualifying income and diversification requirements applicable to the Portfolio’s assets may limit the extent to which the Portfolio will be able to engage in transactions in options, futures contracts, forward contracts, and swap agreements.

In addition, the use of swaps or other derivatives could adversely affect the character (capital gain vs. ordinary income) of the income recognized by the Portfolio for federal income tax purposes, as well as the amount and timing of such recognition, as compared to a direct investment in underlying securities, and could result in the Portfolio’s recognition of income prior to the receipt of any corresponding cash. As a result of the use of swaps and derivatives, a larger portion of the Portfolio’s distributions may be treated as ordinary income than would have been the case if the Portfolio did not enter into such swaps or derivatives. The tax treatment of swap agreements and other derivatives may also be affected by future legislation or Treasury Regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of the Portfolio’s taxable income or gains and distributions made by the Portfolio.

Short Sales

The Portfolio may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by the Portfolio, which is taxed as ordinary income when distributed to shareholders. Short sales also may be subject to the “Constructive Sales” rules, discussed below.

Passive Foreign Investment Companies

The Portfolio may invest in the stock of foreign corporations which may be classified under the Internal Revenue Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If the Portfolio receives a so-called “excess distribution” with respect to PFIC stock, the Portfolio itself may be subject to tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Portfolio to stockholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Portfolio held the PFIC stock. The Portfolio itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

The Portfolio may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that currently is available in some circumstances, the Portfolio generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that would involve marking to market the Portfolio’s PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Internal Revenue Code), with the result that unrealized gains are treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income with respect to such shares in prior years. If this election were made, tax at the Portfolio level under the PFIC rules would generally be eliminated, but the Portfolio could, in limited circumstances, incur nondeductible interest charges. The Portfolio’s intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject the Portfolio itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a portfolio that did not invest in PFIC shares.

Foreign Currency Transactions

Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Portfolio accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Internal Revenue Code as “section 988” gains or losses, may increase or decrease the amount of the Portfolio’s investment company taxable income to be distributed to its shareholders as ordinary income.

Foreign Tax ation

Income received by the Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, PIMCO intends to manage the Portfolio with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of the Portfolio’s total assets at the close of its taxable year consists of securities of foreign corporations or foreign governments, the Portfolio will be eligible to elect to “pass-through” to the Portfolio’s shareholders the amount of foreign income and similar taxes paid by the Portfolio. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Portfolio, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified whether the foreign taxes paid by the Portfolio will “pass-through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Portfolio’s income will flow through to shareholders of the Trust. Gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Portfolio. Various other limitations, including a minimum holding period requirement, apply to limit the credit and/or deduction for foreign taxes for purposes of regular federal tax and/or alternative minimum tax.

Original Issue Discount and Market Discount

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Portfolio may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Portfolio in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Portfolio may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Portfolio may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Portfolio will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Portfolio may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

The Portfolio generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Portfolio. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Portfolio.

Constructive Sales

Certain rules may affect the timing and character of gain if the Portfolio engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Portfolio enters into certain transactions in property while holding substantially identical property, the Portfolio would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Portfolio’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Portfolio’s holding period and the application of various loss deferral provisions of the Internal Revenue Code.

Code Section 817(h) Diversification

To comply with regulations under Section 817(h) of the Internal Revenue Code, the Portfolio will be required to diversify its investments so that on the last day of each quarter of a calendar year (or within 30 days after such quarter), no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. government agency and instrumentality are treated for purposes of Section 817(h) as issued by separate issuers.

Section 817(h) of the Internal Revenue Code provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied (as discussed above) and no more than 55% of the value of the account’s total assets is attributable to cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies.

For purposes of these alternative diversification tests, a segregated asset account investing in shares of a regulated investment company will be entitled to “look through” the regulated investment company to its pro rata portion of the regulated investment company’s assets, provided that the shares of such regulated investment company are generally held only by segregated asset accounts of insurance companies and certain other permitted shareholders.

In the event that the Portfolio fails to meet the requirements of the diversification regulations, any variable contract based on the Portfolio would not be treated as a life insurance or annuity contract for federal income tax purposes. For this purpose, a contract will be based on the Portfolio if amounts received under such contract, or earnings thereon, are allocated to the Portfolio. If a variable contract is no longer treated as a life insurance or annuity contract, the owner of the contract would be subject to current taxation on the income on the contract for taxable years in which such failure occurs, and thereafter. If the contract is a life insurance contract under local law, however, then certain amounts paid as death benefits will be treated as amounts paid under a life insurance contract for federal income tax purposes. If the failure to meet the diversification regulations is shown to be inadvertent, the insurance company that issued the variable contract, may be permitted to bring the Portfolio into compliance with those rules. In such case, the diversification regulations contemplate the payment of “toll charge” based on the tax that owners of the variable contracts that are based on the “failed” Portfolio would have paid on the income on the contract during the period when the account failed to meet the diversification regulation. Accordingly, compliance with the diversification regulations, as they may be modified from time to time, is important, and will be carefully monitored by the Portfolio. Compliance with the diversification regulations may have the effect of reducing the return of the Portfolio, as the investments and strategies utilized may be different from what the Portfolio’s adviser might otherwise believe to be desirable.

In connection with the issuance of the diversification regulations, the Treasury announced that it would issue future regulations or rulings addressing the circumstances in which a variable contract owner’s control of the investments of a separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the variable contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract Portfolio’s owner’s gross income. Thus far, the Treasury has issued several pronouncements. These pronouncements, plus any future rules and regulations proscribing investment control, may adversely affect the ability of the Portfolio to operate as described herein. There is, however, no certainty as to what standards, if any, Treasury will ultimately adopt. In the event that unfavorable rules or regulations are adopted, there can be no assurance that the Portfolio will be able to operate as currently described in the Prospectus or that the Portfolio will not have to change its investment objective or objectives, investment policies, or investment restrictions.

Other Taxation

Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state’s income tax (“qualifying federal obligations”). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA Certificates and GNMA Certificates). The Portfolio will provide information annually to shareholders indicating the amount and percentage of the Portfolio’s dividend distribution which is attributable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Portfolio.

OTHER INFORMATION

Capitalization

The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Trust’s shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of the Portfolio, each shareholder is entitled to receive his pro rata share of the net assets of the Portfolio.

Under Delaware law, shareholders are not personally liable for the obligations of the Trust. In addition, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust.

Voting Rights

Under the Declaration of Trust, the Trust is not required to hold annual meetings of Trust shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board of Trustees if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee at any shareholder meeting. The Trustees are required to call a meeting of shareholders if requested in writing to do so by the holders of not less than ten percent of the outstanding shares of the Trust.

The Trust’s shares do not have cumulative voting rights, so that the holder of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees. Shareholders of a class of shares have different voting rights with respect to matters that affect only that class. In addition, to the extent the Portfolio owns shares of a money market fund or short-term bond fund pursuant to the November 19, 2001 SEC exemptive order discussed above, the Portfolio will vote such shares in proportion to the votes of all other shareholders of the respective money market or short-term bond fund.

Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). As used in the Prospectuses or this Statement of Additional Information, the phrase “vote of a majority of the outstanding shares” of the Portfolio (or the Trust) means the vote of the lesser of: (1) 67% of the shares of the Portfolio (or the Trust) present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Portfolio (or the Trust).

In accordance with current laws, it is anticipated that an insurance company issuing a variable contract that participates in the Portfolio will request voting instructions from variable contract owners and will vote shares or other voting interests in the separate account in proportion to the votes received. The effect of proportional voting is that if a large number of variable contract owners do not provide the insurance company voting instructions, a small number of variable contract owners may determine the outcome of the vote.

Code of Ethics

The Trust, PIMCO, and the Distributor each has adopted a Code of Ethics pursuant to the requirements of the 1940 Act and the Advisers Act. These Codes of Ethics permit personnel, subject to the Codes of Ethics, to invest in securities, including securities that may be purchased or held by the Portfolio.

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”), 801 Pennsylvania, Kansas City, Missouri 64105 serves as custodian for assets of the Portfolio. Under the custody agreement, State Street may hold the foreign securities at its principal office at 225 Franklin Street, Boston, Massachusetts 02110, and at State Street’s branches, and subject to approval by the Board of Trustees, at a foreign branch of a qualified U.S. bank, with an eligible foreign subcustodian, or with an eligible foreign securities depository.

Pursuant to rules adopted under the 1940 Act, the Trust may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is made by the Board of Trustees following a consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Trust; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and further risks of potential nationalization or expropriation of Trust assets. The Board of Trustees reviews annually the continuance of foreign custodial arrangements for the Trust. No assurance can be given that the Trustees’ appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Portfolio will not occur, and shareholders bear the risk of losses arising from these or other events.

Boston Financial Data Services—Midwest, 330 W. 9th Street, 5th Floor, Kansas City, Missouri 64105, serves as transfer agent for the shares of the Portfolio.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 1100 Walnut Street, Suite 1300, Kansas City, Missouri 64106-2197, serves as the independent registered public accounting firm for the Portfolio. PricewaterhouseCoopers LLP provides audit services, tax assistance and consultation in connection with review of SEC and IRS filings.

Counsel

Dechert LLP, 1900 K Street, NW, Washington, DC 20006-1110, passes upon certain legal matters in connection with the shares offered by the Trust, and also acts as counsel to the Trust.

Registration Statement

This Statement of Additional Information and the Prospectuses do not contain all of the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

Financial Statements

Audited financial statements for the Trust as of December 31, 2014, including the notes thereto, and the reports of PricewaterhouseCoopers LLP thereon, are incorporated herein by reference from the Trust’s December 31, 2014 Annual Report.

PIMCO Equity Series VIT Statement of Additional Information (SAI)	PSVT000SAI_080415